                                                       EXHIBIT 10.5

              AMENDED AND RESTATED LOAN AGREEMENT
              -----------------------------------

     THIS AMENDED AND RESTATED AGREEMENT is entered into as of the 7th day of June, 1991, between ELMER'S RESTAURANTS, INC., an Oregon corporation, with its chief executive office located at 11802 S.E. Stark, P.O. Box 16595, Portland, Oregon 97216 ("Borrower"), and FIRST INTERSTATE BANK OF OREGON, N.A. ("Bank").

     1.   APPLICATION FOR AND PURPOSE OF LOANS

     Borrower has applied to Bank and now renews the application for financial accommodations (a) to refinance existing indebtedness for equipment and fixtures and to extinguish other debt aggregating not more than Sixty-Five Thousand and No/100 Dollars ($65,000.00) (Loan I, as hereinafter defined), (b) to finance the purchase of ten (10) Fisher point of sale/cash register systems (Loan II, as hereinafter defined), and (c) to finance the purchase of an aggregate of one hundred thousand (100,000) shares of Borrower's stock owned by Paul H. Welch and Jacqueline M. Welch (Loan III, as hereinafter defined).

     2.   THE LOANS

          2.1 (a)   Loan I
                    ------

                    (1)  Commitment.  Subject to Section 4, on
                         ----------
July 10, 1990, or such other date as Borrower and Bank may agree ("Closing Date I"), Bank agrees to make Loan I, subject to the terms, covenants and conditions hereinafter set forth, in the maximum principal amount of Three Million and No/100 Dollars ($3,000,000.00). Loan I shall be evidenced by a single promissory note substantially in the form of Exhibit A attached hereto and by this reference incorporated herein ("Note I").

                    (2)  Term.  Loan I shall commence on
                         ----
Closing Date I and shall terminate on the fifth anniversary of Closing Date I ("Maturity Date I").

                    (3)  Interest Rate.  Loan I shall bear
                         -------------
interest at the rate of eleven and three-quarters percent
(11.75%) per annum. Interest shall be computed on the outstanding principal amount on the basis of a 365-day or 366-day year, as applicable, and actual days elapsed.

                    (4)  Payments.  Loan I shall be payable in
                         --------
equal, consecutive monthly instalments of both principal and the full amount of interest due on the unpaid principal balance at the time of payment of each instalment in an amount sufficient to amortize Loan I by the eighth (8th) anniversary of Closing Date I, these instalments to commence August 1, 1990, and thereafter be due on the first (1st) day of each month until Maturity Date I when the aggregate unpaid principal amount, together with unpaid accrued interest thereon, shall be due and payable in full.

                    (5)  Prepayment.  In any Loan Year (as
                         ----------
hereinafter defined), Borrower may, on any instalment payment date, prepay without premium or penalty on a non-cumulative basis up to ten percent (10.0%) of the outstanding balance of Loan I at the beginning of the Loan Year in which the prepayment is made. In addition, Borrower may on any instalment payment date prepay Loan I in whole or in part, subject to payment of the prepayment fee provided for below. Any prepayment shall include payment of interest accrued to the date of prepayment on the amount prepaid and shall be applied to the most remotely maturing principal instalments. The prepayment fee, if applicable, shall be equal to the principal amount prepaid in a Loan Year in excess of the amount which could be prepaid in such Loan Year without premium or penalty pursuant to this Section 2.1(a)(5) hereof multiplied by the following percentage: (1) three percent (3.00%) if Borrower prepays in the first or second Loan Year; (2) two percent (2.00%) if Borrower prepays in the third or fourth Loan Year; or (3) one percent (1.00%) if Borrower prepays in the fifth Loan Year.

                    (6)  Loan Fee.  Borrower has paid to Bank a
                         --------
loan fee of Ten Thousand and No/100 Dollars ($10,000.00).

                    (7)  Disbursement.  Bank shall disburse the
                         ------------
proceeds of Loan I by cashier's check or checks.

               (b)  Loan II.
                    -------

                    (1)  Commitment.  Subject to Section 4,
                         ----------
Bank agrees to make Loan II, subject to the terms, covenants and conditions hereinafter set forth, on a nonrevolving basis from time to time as Borrower requests, in the maximum aggregate outstanding principal amount of Two Hundred Twenty Thousand and No/100 Dollars ($220,000.00); provided, however, that draws under Loan II shall be made upon installation of the equipment financed by Loan II and the final draw under Loan II shall be made on or prior to September 30, 1991 (September 30, 1991 or the date of the final draw, if earlier, to be referenced as "Terming Date II"). On the day after Terming Date II, the outstanding balance on Terming Date II ("Terming Balance II") shall be converted into a term loan. Loan II shall be evidenced by a single promissory note substantially in the form of Exhibit B attached hereto and by this reference incorporated herein ("Note II").

                    (2)  Term.  Loan II shall commence on
                         ----
Closing Date II and shall terminate the fifth anniversary or Terming Date II ("Maturity Date II").

                    (3)  Interest.  Amounts outstanding under
                         --------
Loan II shall bear interest at the rate of one percent (1.00%) per annum above Bank's Prime Rate, fully floating. At a mutually agreeable date, Borrower may elect a fixed rate of interest to apply to accounts outstanding under Loan II. This fixed rate of interest shall be determined at the sole discretion of Bank. Interest shall be computed on the outstanding principal amount on the basis of a 365-day or 366-day year, as applicable, and actual days elapsed.

                         Accrued interest on principal amounts
outstanding under Note II shall be payable on the first (1st) day of each calendar month during which Loan II is outstanding, commencing August 1, 1991, at Terming Date II and at the time Loan II is paid in full.

                    (4)  Principal Payments.  The principal
                         ------------------
balance of Loan II shall be paid in equal consecutive instalments of 1/60th of Terming Balance II, commencing the first (1st) of the month after Terming Date II and thereafter on the first (1st) day of each month until Maturity Date II when the aggregate unpaid principal amount of Loan II, together with unpaid accrued interest thereon, shall be due and payable in full. Borrower may from time to time prepay Loan II in whole or in part, without premium or penalty, and any prepayment shall include payment of interest accrued to the date of prepayment. Any prepayment shall be applied to the most remotely maturing principal instalments.

                    (5)  Fee.  Borrower shall pay to Bank a
                         ---
nonrefundable fee of Two Thousand and No/100 Dollars
($2.000.00).  Payment was made on May 7, 1991.

               (c)  Loan III.
                    --------

                    (1)  Commitment.  Subject to Section 4,
                         ----------
Bank agrees to make Loan III, subject to the terms, covenants and conditions hereinafter set forth, on Borrower's request, in a maximum principal amount of Seventy-Five Thousand and No/100 Dollars ($75,000.00); provided, however, that the draw under Loan III shall occur no later than July 31, 1991 (July 31, 1991 or the date of the draw, if earlier, to be referenced as "Terming Date III"). Loan III shall be evidenced by a single promissory note substantially in the form of Exhibit C attached hereto and by this reference incorporated herein ("Note III").

                         (2)  Term.  Loan III shall commence on
                              ----
Closing Date II and shall terminate on the second anniversary of Terming Date III ("Maturity Date III").

                         (3)  Interest.  Loan III shall bear
                              --------
interest at the per annum fixed rate of interest set by the Bank in its sole discretion on the Terming Date. Interest shall be computed on the outstanding principal amount on the basis of a 365-day or 366-day year, as applicable, and actual days elapsed.

                         (4)  Payments.  Loan III shall be paid
                              --------
in equal consecutive instalments of both principal and the full amount of interest due on the unpaid principal balance at the time of payment of each instalment in an amount sufficient to amortize Loan III by Maturity Date III, payments to be due commencing the first (1st) of the month after Terming Date III and thereafter on the first (1st) day of each month until Maturity Date III when the aggregate unpaid principal amount of Loan III, together with unpaid accrued interest thereon, shall be due and payable in full. Borrower may from time to time prepay Loan III in whole or in part, without premium or penalty, and any prepayment shall include payment of interest accrued to the date of prepayment. Any prepayment shall be applied to the most remotely maturing principal instalments.

                         (5)  Fee.  Borrower shall pay to Bank
                              ---
a nonrefundable fee of Seven Hundred Fifty and No/100 Dollars
($750.00).  Payment was made on May 7, 1991.

          2.2  Terms Applicable to All Loans.
               -----------------------------

               (a)  Payments.  All payments shall be made by
                    --------
Borrower to Bank not later than 12:00 Noon, Pacific time, on the date due, at the office of Bank designated by Bank for such purpose.

               If any payment of principal or interest falls due on a day which is not a Business Day, then such due date shall be extended to the next following Business Day. Additional interest shall accrue and be payable for the period of any such extension. All payments hereunder shall be applied first to interest, then to principal. If the amount paid in any instalment is less than the accrued interest then due, the excess of interest shall be added to and become part of the principal, and interest shall be charged thereon to the extent permitted by applicable laws.

               (b)  Security Interests.  Borrower's obligations
                    ------------------
hereunder will be secured by all of the following types of property of Borrower and the Subsidiaries, and the obligations of each of the Subsidiaries under their respective Guaranties of the Loans to Borrower will be secured by the following types of property of each of the Subsidiaries: (a) all accounts, now existing or hereafter arising; (b) all general intangibles, now existing or hereafter arising; (c) all inventory, now existing or hereafter held; (d) all equipment (including but not limited to fixtures) now or hereafter held; (e) all instruments, documents of title, policies and certificates of insurance, now or hereafter owned by Borrower or a Subsidiary or in which Borrower or a Subsidiary, as the case may be, now has or may hereafter have an interest; (f) deposits or cash, now existing or hereafter acquired, which are now or may hereafter be in the possession of Bank; (g) all chattel paper, now existing or hereafter arising; and (h) proceeds and products of all of the foregoing. The security interests required hereunder shall be granted pursuant to security agreements in substantially the form of Exhibit D attached hereto and by this reference made a part hereof (the "Security Agreements"). The security interests granted by the Security Agreements shall be perfected security interests subject only to the Permitted Liens (as hereinafter defined) to the extent perfection can be done through UCC filings.

               (c)  Easements.  Borrower shall use its best
                    ---------
efforts to deliver, or cause to be delivered, to Bank duly executed and notarized easements and subordinations substantially in the form of Exhibit E attached hereto and by this reference incorporated herein, executed by owner(s), mortgagee(s), and lessor(s) of any of the premises on which any of Bank's collateral is located ("Easements").

               (d)  Guaranties.
                    ----------

                    (1)  The obligations of Borrower hereunder
shall be guaranteed by the Subsidiaries (other than EB, Inc.) pursuant to continuing guaranty agreements substantially in the form of Exhibit F attached hereto and by this reference made a part hereof (the "Guaranties").

                    (2)  From time to time, at the reasonable
request of Bank, Borrower shall cause any of its Subsidiaries which are material to the business, financial condition, or operations of Borrower to deliver to Bank a duly executed Guaranty and a Security Agreement substantially in the forms contemplated herein.

     3.   REPRESENTATIONS AND WARRANTIES.

     With respect to this Amended and Restated Loan Agreement, Borrower, as of Closing Date II, makes the representations and warranties below as made applicable to Note II and Note III (except for the second sentence of Section 3.9 as to which Borrower represents and warrants no such change since ______________, 19__). As of the original Closing Date, Borrower represents and warrants that:

               3.1  Organization and Standing of Borrower and
                    -----------------------------------------
Its Subsidiaries.  Borrower and its Subsidiaries are
- ----------------
corporations duly organized and validly existing under the laws of the state of Oregon; each has the power to own its property and carry on its business as now being conducted and is duly qualified and authorized to do business and is in good standing in every state, country, or other jurisdiction in which the nature of its business and property makes such qualification necessary, except where the failure to be so qualified and in good standing has and will have no material adverse effect on Borrower and its Subsidiaries, taken as a whole.

               3.2  Power and Authority.  Borrower has full
                    -------------------
power and authority (corporate or otherwise) to borrow the sums provided for in this Agreement; to execute, deliver and perform this Agreement, the Note, the Security Agreement, and any other instrument or agreement required hereunder; and to perform and observe the terms and conditions hereof and thereof.

               Each Subsidiary has full power and authority
(corporate or otherwise) to execute, deliver and perform the applicable Loan Documents (as hereinafter defined) and to perform and observe the terms and conditions thereof.

               3.3  Corporate Authorization.  All corporate
                    -----------------------
action on the part of the Borrower, its directors or stockholders, necessary for the authorization, execution, delivery and performance of this Agreement, the Note, the Security Agreement, and any other instrument or agreement required hereunder has been duly taken.

               All corporate action on the part of each Subsidiary, its directors or stockholders, necessary for the authorization, execution, delivery and performance of the applicable Loan Documents has been duly taken.

               3.4  Authority of Officers.  The officers of
                    ---------------------
Borrower executing this Agreement, the Note, the Security Agreement, or any other instrument or agreement required hereunder are duly and properly in office and fully authorized to execute the same.

               The officer(s) of each Subsidiary executing the applicable Loan Documents are duly and properly in office and fully authorized to execute the same.

               3.5  Enforceability.  This Agreement, when
                    --------------
executed and delivered by Borrower, will be a legal, valid and binding agreement of Borrower, enforceable against it in accordance with its terms, and the Note and the Security Agreement, when executed and delivered, will be similarly valid, binding and enforceable, except, as to each of the foregoing, to the extent that the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, or other similar laws generally affecting creditors' rights and principles of equity applicable to the availability of the remedy of specific performance.

               The applicable Loan Documents, when executed and delivered by each Subsidiary, will be legal, valid and binding agreements of that Subsidiary, enforceable against it in accordance with their terms, except to the extent that the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, or other similar laws generally affecting creditors' rights and principles of equity applicable to the availability of the remedy of specific performance.

               3.6  Consents or Approvals.  No consent or
                    ---------------------
approval of any trustee, issuer or holder of any indebtedness or obligation of Borrower or any Subsidiary, and no consent, permission, authorization, order or license of any governmental authorities is necessary in connection with the execution and delivery of this Agreement, the Note, the Security Agreement, any of the Loan Documents, or any instrument or agreement required hereunder, or any transaction contemplated hereby, except as may have been obtained and certified copies of which have been delivered to Bank on or prior to Closing Date.

               3.7  Restrictions.  There is no charter, bylaw,
                    ------------
or capital stock provision of Borrower or any Subsidiary or any statute, rule or regulation, or any judgment, decree or order of any court or agency binding on Borrower or any Subsidiary or any agreement, instrument, indenture or undertaking to which Borrower is a party or by which it is bound which would be contravened, breached or violated by the execution and delivery of this Agreement, the Note, the Security Agreement, any of the Loan Documents, or any instrument or agreement hereunder, or by the performance of any provision, condition, covenant, or other terms hereof or thereof.

               3.8  Litigation.  Except as disclosed in the
                    ----------
financial information provided pursuant to Section 3.9, there is no litigation, tax claim, proceeding or dispute pending, or, to the knowledge of Borrower threatened, against or affecting Borrower or any Subsidiary or its property, the adverse determination of which might materially and adversely affect the financial condition or operations of Borrower and its Subsidiaries, taken as a whole, or impair the ability of Borrower or such Subsidiary to perform its obligations hereunder, or under the Note, any of the Loan Documents, or instrument or agreement required hereunder or which would result in the imposition of any lien, charge or encumbrance on any property of Borrower or such Subsidiary in an amount greater than One Hundred Thousand and No/100 Dollars ($100,000.00).

               3.9  Financial information.  All financial
                    ---------------------
statements and other information and data furnished by Borrower or any Subsidiary to Bank are complete and correct in all material respects; have been prepared in accordance with generally accepted accounting principles and practices consistently applied, except as noted therein; and accurately and fairly represent the financial condition and the results of operations of Borrower or such Subsidiary as of such dates. Since March 31, 1990, there has been no change in the financial condition or results of operations of Borrower or such Subsidiary of such a character as to materially impair the ability of Borrower or such Subsidiary to repay the Loan in accordance with the terms hereof or perform the obligations under its Guaranty; and Borrower or such Subsidiary has no contingent obligations which are material in the aggregate, except as disclosed in such statements, information, and data, and except for the obligations hereunder of Borrower and its Subsidiaries.

               3.10 Liens and Encumbrances.  The property of
                    ----------------------
Borrower and its Subsidiaries is owned by them free and clear of liens, encumbrances and leasehold interests, except (a) as disclosed to Bank in Exhibit G attached hereto and by this reference incorporated herein and (b) liens permitted by
Section 6.3 hereof [the liens referred to in clauses (a) and
(b) collectively referred to herein as "Permitted Liens"].

               3.11 Business Authorizations.  Borrower and its
                    -----------------------
Subsidiaries possess all material patents, patent rights or licenses, trademarks, trademark rights, tradenames or tradename rights and copyrights required to conduct their business as now conducted, to the best of Borrower's knowledge, without conflict with the rights or privileges of others.

               3.12 ERISA.  Each of the Borrower and its
                    -----
Subsidiaries is in compliance with ERISA and has not incurred any material accumulated funding deficiency within the meaning of ERISA and has not incurred any material liability to the Pension Benefit Guaranty Corporation (established pursuant to ERISA) in connection with any employee benefit plan established or maintained by it.

               3.13 Compliance with Laws.  The operations of
                    --------------------
Borrower and its Subsidiaries are in material compliance with all laws, rules, orders, regulations, and restrictions of any federal, state, county, municipal, or local (or foreign, if applicable) government or governmental body or agency applicable to its operations, specifically including, but not limited to, any and all laws, regulations, directives, and orders of any kind regarding ERISA, FLSA, and the handling and/or treatment of toxic and/or hazardous waste, except where failure to be in such compliance will have no material adverse effect on the conduct of business of Borrower and its Subsidiaries, taken as a whole.

     4.   CONDITIONS PRECEDENT TO LOANS

          4.1 The obligation of Bank to make Loan I is subject to the condition that, on or prior to Closing Date I, there shall have been delivered to Bank, in form and substance satisfactory to Bank and its counsel:

               (a)  Corporate Resolutions.  A copy of a
                    ---------------------
resolution or resolutions passed by the Board of Directors of Borrower, certified by the Secretary or Assistant Secretary of Borrower as being in full force and effect on Closing Date I, authorizing Loan I herein provided for and the execution, delivery, and performance of this Agreement, Note I, and any other instrument or agreement required hereunder.

                    A copy of a resolution or resolutions
passed by the Board of Directors of each Subsidiary certified by the respective Secretary or Assistant Secretary thereof as being in full force and effect on Closing Date I, authorizing the execution, delivery and performance of the applicable Loan Documents by that Subsidiary.

               (b)  Certificate of Incumbency.  A certificate,
                    -------------------------
signed by the Secretary or Assistant Secretary of Borrower and dated Closing Date I, as to the incumbency of the person or persons authorized to execute and deliver this Agreement,
Note I, or any other instrument or agreement required hereunder on behalf of Borrower.

                    A certificate for each Subsidiary, signed by the Secretary or Assistant Secretary of that Subsidiary and dated Closing Date I, as to the incumbency of the person or persons authorized to execute and deliver any of the Loan

Documents or any other instrument or agreement required hereunder on behalf of that Subsidiary.

                    (c)  Legal Opinions.  Opinion of Stoel
                         --------------
Rives Boley Jones & Grey, counsel to Borrower, in substantially the form of Exhibit H hereto.

                    (d)  Loan Documents.  The following loan
                         --------------
documents duly executed and duly recorded where required hereunder, which are hereinafter referred to as "Loan
Documents":

                    (a)  Note I;

                    (b)  Security Agreements;

                    (c)  Easement(s);

                    (d)  Guaranty(ies);

                    (e)  UCC financing statements required to
perfect any of Bank's security interests herein provided for.

                    (e)  Insurance Documents.  Evidence of
                         -------------------
insurance required by Section 5.8.

               4.2 The obligation of Bank to make Loan II and Loan III under this Agreement is subject to the condition that, on or prior to June 7, 1991 ("Closing Date II") (except for
Note III which shall be delivered on or prior to Terming Date
III), there shall have been delivered to Bank, in form and substance satisfactory to Bank and its counsel:

                    (a)  Corporate Resolutions.  A copy of a
                         ---------------------
resolution or resolutions passed by the Board of Directors of Borrower, certified by the Secretary or Assistant Secretary of Borrower as being in full force and effect on Closing Date II, authorizing Loan II and Loan III herein provided for and the execution, delivery, and performance of this Agreement, Note II, Note III and any other instrument or agreement required hereunder.

                         A copy of a resolution or resolutions
passed by the Board of Directors of each Subsidiary certified by the respective Secretary or Assistant Secretary thereof as being in full force and effect on Closing Date II, authorizing the execution, delivery and performance of the applicable Loan Documents by that Subsidiary.

                    (b)  Certificate of Incumbency.  A
                         -------------------------
certificate, signed by the Secretary or Assistant Secretary of

Borrower and dated Closing Date II, as to the incumbency of the person or persons authorized to execute and deliver this Agreement, Note II, Note III or any other instrument or agreement required hereunder on behalf of Borrower.

                         A certificate for each Subsidiary,
signed by the Secretary or Assistant Secretary of that Subsidiary and dated Closing Date II, as to the incumbency of the person or persons authorized to execute and deliver any of the Loan Documents or any other instrument or agreement required hereunder on behalf of that Subsidiary.

                    (c)  Loan Documents.  The following loan
                         --------------
documents duly executed and duly recorded where required hereunder, which are included in the definition of "Loan
Documents":

                    (a)  Note II;

                    (b)  Note III;

                    (c)  Easement(s), if necessary;

                    (d)  Guaranties.

     5.   AFFIRMATIVE COVENANTS

     Borrower agrees that it will, and will cause its Subsidiaries to (as to Sections 5.4 and 5.6 through 5.13), unless Bank waives compliance in writing:

          5.1  Use of Proceeds of Loans.  Use the proceeds of
               ------------------------
the Loans only for those purposes specified in Section 1 hereof.

          5.2  Repayment.  Repay the Loans according to the
               ---------
terms hereof and the Notes.

          5.3  Ratio of Assets to Liabilities.  On a
               ------------------------------
consolidated basis, maintain a ratio of current assets to current liabilities of at least 1.0 to 1.0. Current assets and current liabilities shall be determined in accordance with generally accepted accounting principles consistently applied.

          5.4  Notice of Default.  Promptly give written notice
               -----------------
to Bank of any Event of Default as defined below or any event which has occurred and is continuing and which, upon a lapse of time or notice or both, would become an Event of Default.

          5.5  Financial Statements and Reports.  Deliver to
               --------------------------------
Bank in form and detail satisfactory to Bank:

               (a) As soon as reasonably possible and in any event within forty-five (45) days after the close of each month, its consolidated and consolidating (1) balance sheet as of the end of such periods and (2) statements of income and retained earnings for such periods and for the portion of the fiscal year ended with such period, all in comparative form and all in reasonable detail and certified by the chief financial officer of Borrower, subject to year-end audit adjustments.

               (b) As soon as reasonably possible and in any event within ninety (90) days after the close of each fiscal year of Borrower, the consolidated (1) balance sheet of Borrower as at the end of such fiscal year setting forth in comparative form the corresponding figures as at the end of the preceding fiscal year, and (2) statements of income, retained earnings and statement of cash flows for such fiscal year of Borrower setting forth in comparative form the corresponding figures for the previous fiscal year, prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding year or containing disclosure of the effect on financial position or results of operations of any change in the application of accounting principles during the year.

          The consolidated balance sheet and income statements contemplated in this Section 5.5(b) shall be accompanied by a report and opinion of Coopers & Lybrand or other independent public accountants of recognized standing approved by Bank, which report and opinion shall be in accordance with generally accepted auditing standards relating to reporting and shall be accompanied by a statement of such accountants that, in making the audit necessary for the certification of such financial statements and such report, such accountants have obtained no knowledge of any Event of Default under Section 7 or under any other evidence of indebtedness or of any event which, with notice or lapse of time, or both, would constitute an Event of Default under Section 7 or under any other evidence of indebtedness or, if in the opinion of such accountants any such Event of Default or other event shall exist, shall include a statement as to the nature and status thereof.

               (c) As soon as reasonably possible, and in any event within forty-five (45) days after the close of each of the first three fiscal quarters in the case of (1) below and within ninety (90) days after the close of each fiscal year in the case of (2) below, submit (1) a quarterly certificate executed by the chief financial officer of Borrower certifying compliance by Borrower with the requirements of Sections 5.3,
6.7 and 6.8; (2) an annual certificate executed by the chief financial officer of Borrower certifying compliance with sections 5.3, 5.15, 6.7 and 6.8; and (3) a statement of the chief financial officer of Borrower that he has no knowledge of any Event of Default under Section 7 or under any other evidence of indebtedness or of any event which has occurred and is continuing and which, with notice or lapse of time, or both, would constitute an Event of Default under Section 7 or under any other evidence of indebtedness, or if in the opinion of the chief financial officer of Borrower any such Event of Default or other event shall exist, shall include a statement as to the nature and status thereof. Each such certificate will be accompanied by an attached and referenced schedule setting forth in reasonable detail the computations necessary to ascertain compliance.

               (d) As soon as reasonably possible, and in any event within forty-five (45) days after the close of each month, accounts receivable aging of Elmer's Pancake &
Steakhouse, Inc., in such form and detail as may be reasonably required by Bank.

               (e) Such other statement or statements, lists of property and accounts, budgets, forecasts, or reports as to Borrower as Bank may reasonably request.

          5.6  Preservation of Rights and Properties.  Maintain
               -------------------------------------
and preserve its existence and all material public rights, privileges and franchises necessary to conduct its business in an orderly, efficient and customary manner.

          5.7  Payment of Taxes.  Pay all obligations,
               ----------------
including tax claims, at maturity, except such as may be contested in good faith or as to which a bona fide dispute may exist.

          5.8  Insurance.  Maintain for itself such insurance
               ---------
against loss or damage to its tangible property of the kinds customarily insured against by corporations similarly situated, with reputable companies or with the United States government or any agency or instrumentality thereof, in such amounts and by such methods as is customary by corporations similarly situated, and as to all such insurance covering inventory and equipment in which Bank has a security interest with loss payable endorsement (BFU 438) in favor of Bank in form reasonably satisfactory to Bank, and will at all times maintain or cause to be maintained in full force and effect, with reputable companies and in such amounts and by such methods as is customary by corporations similarly situated, public liability insurance against loss or damage to it for bodily injury or death in or about any premises occupied by it, and liability insurance against loss or damage to it for bodily injury or death or injury to property occurring by reason of the operation by it of any motor vehicle or other equipment.

          All such policies of insurance shall contain a provision that the same shall not be canceled nor the coverage modified nor the limits changed without first giving thirty
(30) days' written notice thereof to Bank and that no act or default of Borrower or any other person shall affect the right of Bank to recover under any such policy or policies in the case of loss or damage; and a certificate of insurance shall be provided to Bank by mail, addressed to Corporate Note Department, 1300 S.W. Fifth Avenue, P.O. Box 3330, Portland, Oregon 97208.

          5.9  Maintenance of Properties, Etc.  Maintain its
               -------------------------------
properties in such repair, working order and condition and from time to time make such repairs, renewals, replacements, additions and improvements thereto, and comply at all times in all material respects with the provisions of all licenses, material leases and other material agreements to which it is a party, so as to prevent any loss or forfeiture thereof or thereunder unless compliance therewith is being at the time contested in good faith by appropriate proceedings, except as to any of the foregoing which would not materially and adversely affect Borrower and its Subsidiaries, taken as a whole.

          5.10 Inspection.  Maintain books, accounts and
               ----------
records, and prepare all financial statements required hereunder in accordance with generally accepted accounting principles and practices consistently applied (except as noted therein), and in compliance with the regulations of any governmental regulatory body having jurisdiction thereof; and permit employees or agents of Bank at any reasonable time and upon reasonable notice to inspect its properties and, at reasonable times and upon reasonable notice, to examine or audit its books, accounts and records and make copies and memoranda thereof.

          5.11 Notice of Litigation.  Promptly give notice to
               --------------------
Bank of any suit, action or proceeding instituted against it wherein it might incur a potential liability not covered by insurance in excess of One Hundred Thousand Dollars
($100,000.00).

          5.12 ERISA.  As soon as possible and in any event
               -----
within thirty (30) days after it knows or has reason to know that any Reportable Event (as defined in Title IV of ERISA, other than Reportable Events for which the notice requirement has been waived) with respect to any Plan has occurred, deliver to Bank a statement of its Chairman of the Board, President, or

Treasurer setting forth details as to such Reportable Event and the action which it proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation.

          5.13 Compliance with Laws.  Conduct its operations
               --------------------
and cause those of each Subsidiary to be conducted in material compliance with all laws, rules, orders, regulations, or restrictions of any federal, state, county, municipal, or local (or foreign, if applicable) government or governmental body or agency applicable to its and their operations, specifically including but not limited to any law, rule, order, regulation or restriction relating to ERISA, FLSA, environmental protection and pollution control (including control, handling, treatment and disposal of hazardous substances, toxic chemicals, herbicides and pesticides pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, the Toxic Substances Control Act, and the Federal Insecticide, Fungicide and Rodenticide Act and any similar state statutes and regulations, including but not limited to the Oregon State Leaking Underground Storage Act), land use and zoning, energy and industrial facilities siting, or occupational health and safety, except where the failure to so comply will not materially and adversely affect Borrower and its Subsidiaries, taken as a whole.

          5.14 SEC Reports.  Furnish to Bank promptly a copy of
               -----------
each Form 8-K, 10-Q, and 10-K report filed by Borrower with the Securities and Exchange Commission pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934 and Rules issued thereunder.

          5.15 Ratio of Cash Generation to Current Maturities
               ----------------------------------------------
of Long-Term Debt.  On a consolidated annual basis, maintain a
- -----------------
ratio of Cash Generation (as hereinafter defined) to current maturities of long-term debt of at least 1.75 to 1.0. Said ratio shall be calculated as of the end of each fiscal year upon Borrower's consolidated Cash Generation and consolidated current maturities of long-term debt for each fiscal year.

          "Cash Generation" means the sum of (a) net income,
(b) depreciation, and (c) amortization.

     6.   NEGATIVE COVENANTS

     Borrower agrees it will not, and will cause its Subsidiaries (as to Sections 6.1 through 6.6, 6.8, and 6.9) not to, without the prior written consent of Bank:

          6.1  Merger and Liquidation.
               ----------------------

               (a)  Liquidate or dissolve, except that this
Section 6.1(a) shall apply solely to Borrower;

               (b)  Enter into any merger or consolidation
except where the surviving corporation is Borrower or any wholly owned Subsidiary of Borrower, that has executed and delivered a Guaranty and Security Agreement; or

               (c)  Sell, lease, or dispose of all or
substantially all of its assets.

          6.2  Contracts, Leases, Indentures, Etc.  Enter into
               -----------------------------------
any contracts, leases, indentures, or other agreements, except as permitted under Section 6.6 hereof or otherwise in the usual course of its business.

          6.3  Liens and Encumbrances.  Except as in this
               ----------------------
Agreement provided, create, assume or suffer to exist any mortgage, encumbrance or other lien (including the lien of an attachment, judgment or execution) or security interest, securing a charge or obligation, on or of any of its property, real or personal, whether now owned or hereafter acquired, except:

               (a)  Liens or charges for current taxes,
assessments, or other governmental charges which are not delinquent or remain payable without any penalty, or the validity of which is contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof.

               (b) Deposits or pledges securing (1) statutory obligations; (2) surety or appeal bonds; (3) bonds for release of attachment, stay of execution or injunction; or (4) performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, for purposes of like general nature in the ordinary course of its business.

               (c)  Easements, rights of way, covenants,
restrictions and other encumbrances affecting its property, whether or not currently existing, which (1) do not directly or indirectly constitute a lien securing an obligation for the payment of money and (2) have no material adverse effect on the use of such property for its purposes.

               (d)  Minor defects and irregularities in the
title to any such property which have no material adverse effect on the use of such property for its purposes.

               (e) Statutory and common law liens of landlords and liens of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith.

               (f)  Liens securing debt of Borrower or any
Subsidiary not exceeding the purchase price of assets or incurred in connection with the purchase of inventory, supplies, or services from trade creditors on customary credit terms, provided that each such lien shall be confined to the assets purchased.

               (g)  Liens arising from an adverse judgment
except those which have become an Event of Default within the meaning of Section 7.

               (h)  Liens contemplated in Section 3.10(a)
hereof.

          6.4  Investments and Loan.  Make any investment,
               --------------------
loan, advance or extension of credit to any person, except in the ordinary course of business as now and heretofore conducted; provided, however, this shall not prohibit the investment of its excess funds in investment grade money market investments. As used in this Section, the term "person" includes individuals, partnerships, joint ventures, business trusts, and corporations.

          6.5  Business and Operations.  Engage in any business
               -----------------------
activities or operations substantially different from or unrelated to present business activities and operations.

          6.6  Capital Expenditures.  On a consolidated basis:
               --------------------
(a) make or contract to make capital expenditures (other than acquisition of franchises) in an amount in excess of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) in any fiscal year, excluding lease rentals; and (b) make franchise acquisitions aggregating more than Four Hundred Fifty Thousand and No/100 Dollars ($450,000.00) in any fiscal year (Borrower to submit to Bank prior to each such acquisition projections demonstrating compliance hereto, taking into account consummation of the acquisition); provided, however, that for the 1992 fiscal year, the maximum capital expenditures (other than acquisition of franchises) permitted under this Section
6.6 shall be Four Hundred Fifty Thousand and No/100 Dollars
($450,000.00).

          6.7  Ratio of Liabilities to Net Worth.  Permit the
               ---------------------------------
ratio of total consolidated liabilities (excluding deferred income taxes) to consolidated Tangible Net Worth to exceed as of any fiscal quarter end the applicable ratio set forth below:

          Fiscal Quarters Ending During:            Ratio
          -----------------------------           ----------

               1991 Fiscal Year                   5.50:1.00
               1992 Fiscal Year                   5.25:1.00
               1993 Fiscal Year                   5.00:1.00
               1994 Fiscal Year                   4.75:1.00
               1995 Fiscal Year                   4.50:1.00

          6.8  Dividends.  Declare or pay, or set apart any
               ---------
funds for the payment of any dividends (other than dividends payable in capital stock) on any shares of its capital stock, or apply any of its funds, property or assets to, or set apart any funds, property or assets for the purchase, redemption or other retirement of, or make any other distribution by reduction of capital or otherwise, in respect of any shares of its capital stock; provided, however, that Borrower may redeem its capital stock up to a maximum aggregate purchase price of One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) in any fiscal year, except that in the 1992 fiscal year, Borrower may redeem its capital stock up to a maximum aggregate purchase price of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00).

          6.9  ERISA.  Fail or neglect to satisfy its annual
               -----
minimum funding requirements under ERISA.

     7.   EVENTS OF DEFAULT

     Regardless of the terms of the Notes issued hereunder, upon the occurrence and continuance of any of the following events ("Events of Default"), Bank may, by prior written notice to Borrower, terminate any obligation on the part of Bank to continue the Loans and make all sums of interest and principal remaining on the Loans immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, except as herein specified:

          7.1  Nonpayment of Interest or Principal.  Borrower
               -----------------------------------
shall fail to pay any instalment of interest or principal within five (5) days after the date due.

          7.2  Breach of Warranty.  Any representation or
               ------------------
warranty herein or in any agreement, instrument or certificate executed pursuant hereto or in connection with any transaction contemplated hereby shall prove to have been false or misleading in any material respect when made.

          7.3  Bankruptcy or Insolvency.  Borrower, any
               ------------------------
Subsidiary, or any guarantor of a Note shall admit in writing its inability to pay its debts generally as they come due, or shall file any petition or other request for relief under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors. There shall be filed against Borrower, any Subsidiary, or any guarantor of a Note an involuntary petition under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors, and such filing remains undismissed and unstayed for a period of sixty (60) days.

          7.4  Appointment of Receiver.  A receiver, custodian
               -----------------------
or trustee shall be appointed to take possession of any assets of Borrower, any Subsidiary or any guarantor of a Note, unless such appointment is set aside, dismissed, or withdrawn or ceases to be in effect within sixty (60) days from the date of said filing or appointment.

          7.5  Other Defaults.  Borrower, any Subsidiary or any
               --------------
guarantor of a Note shall fail to pay when due (including any grace period with respect thereto) any other obligation for money borrowed by it in a principal amount in excess of Three Hundred Thousand and No/100 Dollars ($300,000.00), or any default shall occur under any other agreement involving the borrowing of money or the advance of credit in such amount to which Borrower, any Subsidiary or any guarantor of a Note may be a party as borrower, if such default gives to the holder of the obligation concerned the right to accelerate the indebtedness.

          7.6  Final Judgments.  Any one or more final
               ---------------
judgments, orders or decrees for the payment of money in excess of Three Hundred Thousand and No/100 Dollars ($300,000.00) (whether singly or in the aggregate) to the extent not covered by insurance shall be rendered against Borrower, any Subsidiary or any guarantor and Borrower or such Subsidiary or guarantor shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof pending appeal, within thirty (30) days after the date of entry thereof.

          7.7  Loan Documents.  A Event of Default under any
               --------------
Security Agreement.

          7.8  Termination of Guaranty.  Any Guaranty is
               -----------------------
terminated, whether by death or notice.

          7.9  Breach of Other Covenants.  Borrower shall
               -------------------------
breach or default under any other term, covenant or condition not enumerated in Sections 7.1 through 7.8 of this Agreement if such breach shall continue for thirty (30) days after written notice thereof to Borrower from Bank.

     8.   DEFINITIONS

          8.1  Defined Terms.  Unless otherwise defined in this
               -------------
Agreement, the capitalized terms used in this Agreement have the following meanings:

               Business Day means any day of the year on which
               ------------
commercial banks are open for business in Portland, Oregon.

               Closing Date I has the meaning set forth in
               --------------
Section 2.1(a)(1).

               Closing Date II has the meaning set forth in
               ---------------
Section 4.2.

               Easements has the meaning set forth in Section
               ---------
2.2(c) of this Agreement.

               ERISA means the Employee Retirement Income
               -----
Security Act of 1974, as amended from time to time and the regulations promulgated pursuant thereto.

               Events of Default has the meaning set forth in
               -----------------
Section 7 of this Agreement.

               FLSA means the Fair Labor Standards Act of 1938,
               ----
as amended from time to time, and the regulations promulgated pursuant thereto.

               Guaranties has the meaning set forth in Section
               ----------
2.2(d) of this Agreement.

               Loan I means the Loan made pursuant to Section
               ------
2.1(a) of this Agreement.

               Loan II means the Loan made pursuant to Section
               -------
2.1(b) of this Agreement.

               Loan III means the Loan made pursuant to Section
               --------
2.1(c) of this Agreement.

               Loan(s) means Loan I, Loan II and/or Loan III or
               -------
advance(s) made hereunder.

               Loan Documents has the meaning set forth in
               --------------
Section 4.1(d) of this Agreement.

               Loan Year means a period from and including an
               ---------
anniversary of the applicable Closing Date to and excluding the succeeding anniversary of that Closing Date. For example, the second Loan Year is the period from and including the first anniversary of the Closing Date to and excluding the second anniversary of the Closing Date.

               Maturity Date I means the maturity date set
               ---------------
forth in Section 2.1(a)(2).

               Maturity Date II means the maturity date set
               ----------------
forth in Section 2.1(b)(2).

               Maturity Date III means the maturity date set
               -----------------
forth in Section 2.1(c)(2).

               Note I means the promissory note described in
               ------
Section 2.1(a)(1).

               Note II means the promissory note described in
               -------
Section 2.1(b)(1).

               Note III means the promissory note described in
               --------
Section 2.1(c)(1).

               Note(s) means Note I, Note II and/or Note III.
               -------

               Plan means any employe pension plan maintained
               ----
by Borrower or any of its Subsidiaries and insured by the Pension Benefit Guaranty Corporation under Title IV of ERISA.

               Prime Rate means Bank's publicly announced prime
               ----------
rate which is a base rate used to price some loans. It may not be the lowest rate at which Bank makes any loan. Each change in said rate is to become effective on the effective date of each change announced by Bank.

               Security Agreement has the meaning set forth in
               ------------------
Section 2.2(b) of this Agreement.

               Subsidiary means any present or future
               ----------
corporation organized under the laws of any state of the United States of America, Canada, or any Province of Canada, all of the outstanding stock of every class of which, except directors' qualifying shares, shall, at the time as of which any determination is being made, be owned by Borrower either directly or through Subsidiaries; any present or future corporation as is from time to time included in the consolidated financial statements published by Borrower; or any present or future corporation or organization not otherwise defined above but which would be a subsidiary according to generally accepted accounting principles.

               Tangible Net Worth means the gross book value of
               ------------------
Borrower's assets (exclusive of goodwill, patents, trademarks, trade names, organization expense, treasury stock, unamortized debt discount and expense, deferred research and development costs, deferred marketing expenses and other like intangibles) less (a) reserves applicable thereto and (b) all liabilities (including accrued but excluding deferred income taxes) , other than indebtedness subordinated, in a manner satisfactory to Bank, to Borrower's indebtedness to Bank. Except as otherwise provided in this Paragraph, all computations required hereby shall be made on a consolidated basis in accordance with generally accepted accounting principles consistently applied.

               Terming Balance II has the meaning set forth in
               ------------------
Section 2.1(b)(1) of this Agreement.

               Terming Balance III has the meaning set forth in
               -------------------
Section 2.1(c)(1) of this Agreement.

               Terming Date II has the meaning set forth in
               ---------------
Section 2.1(b)(1) of this Agreement.

               Terming Date III has the meaning set forth in
               ----------------
Section 2.1(c)(1) of this Agreement.

          8.2  Other Definitions.  Unless the context otherwise
               -----------------
requires:

               (a) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect in the United
States of America on the date hereof;

               (b)  "or" is not exclusive;

               (c) words in the singular include the plural, and words in the plural include the singular;

               (d) provisions apply to successive events and transactions; and

               (e)  "herein," "hereof," and other words of
similar import refer to this Agreement as a whole and not to any particular section or other subdivision.

     9.   MISCELLANEOUS

          9.1  Notices.  Except as otherwise expressly provided
               -------
herein, any communications between the parties hereto or notices to be given hereunder or under any of the Loan Documents shall be given in writing by personal delivery, telex, telecopier, or mailing the same, postage prepaid, to Bank at its East Portland Corporate Banking Center, 612 S.E. Morrison, Portland, Oregon 97214, and to Borrower at 11802 S.E. Stark, P.O. Box 16595, Portland, Oregon 97216, or to such other addresses as either party may hereafter indicate pursuant to this Section 9.1.

          Any communication or notice so addressed and mailed shall be deemed to be given three (3) days after mailing. Any communication or notice otherwise delivered shall be deemed to be given when answered-back if telexed, when receipt is acknowledged if telecopied, or upon delivery.

          9.2  Waiver; Amendment.  No delay or omission to
               -----------------
exercise any right, power or remedy accruing to Bank upon any breach or default of Borrower under this Agreement shall impair any such right, power or remedy of Bank, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Bank of any breach or default under this Agreement or any waiver on the part of Bank of any provision or condition of this Agreement must be in writing and shall be effective only to the extent in such writing specifically set forth. All remedies, either under this Agreement or by law or otherwise afforded to, Bank, shall be cumulative. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing, signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

          9.3  Survival.  All warranties, representations and
               --------
covenants made by Borrower herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by Bank and shall survive the making of any Loan and delivery to Bank of any Note, regardless of any investigation made by Bank or on its behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by Borrower hereunder.

          9.4  Successors and Assigns.  This Agreement shall
               ----------------------
inure to the benefit of and be binding upon the successors and assigns of each of the parties except that Borrower shall not have the right to assign its rights hereunder or any interest herein. Bank shall not have the right to assign its rights hereunder without the consent of Borrower, which consent shall not be unreasonably withheld; provided, however, that this
Section 9.4 shall not prohibit Bank from selling participation(s) in the Loans to whom and on such terms as it desires; provided, further, that any agreement pursuant to which Bank grants such a participation shall provide that Bank shall retain the sole right and responsibility to enforce the obligations of Borrower relating to the Loans including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement or other Loan Documents; provided, further, that such participation agreement may provide that Bank will not agree to any modification, amendment or waiver of this Agreement or the other Loan Documents without the consent of the participant which would reduce the principal of or rate of interest on such Loans, reduce any fees or other amounts due hereunder or under the Loan Documents, or postpone the date fixed for any payment of principal of or interest on such Loans, or release any collateral securing, or any Guarantor of, any liability to Bank hereunder or under the Loan Documents. The granting of any participation pursuant to this Section shall not affect in any manner the obligations of Borrower hereunder.

          9.5  Attorneys' Fees.  In the event of any action at
               ---------------
law or suit in equity in relation to this Agreement, the Notes, or any other instrument or agreement required or contemplated hereunder, the prevailing party, in addition to all other sums which the other party may be called upon to pay, shall be entitled to recover such additional sum for the prevailing party's attorneys' fees incurred therein, as the trial court or any appellate court adjudges reasonable in said suit or action.

          9.6  Governing Laws; Jurisdiction.  This Agreement,
               ----------------------------
the Notes, and any other instrument or agreement required or contemplated hereunder, shall be governed by, and construed under, the laws of the State of Oregon without regard to principles of conflicts of law. Any suit or action in regard to or arising out of the terms or conditions of this Agreement shall be litigated in the state or federal courts situated in the State of Oregon, and Borrower hereby submits to the jurisdiction of those courts.

          9.7  Inconsistent Provisions.  The terms of this
               -----------------------
Agreement and the Loan Documents shall be cumulative, except to the extent they are specifically inconsistent with each other, in which case the terms of this Agreement shall prevail;

provided that the insurance requirements for specific collateral shall be governed by the applicable security agreement, mortgage, deed of trust, or pledge.

          9.8  Counterparts.  This Agreement may be executed in
               ------------
as many counterparts as may be deemed necessary or convenient, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

          9.9  Amendment and Restatement.  This Agreement,
               -------------------------
effective ___________, 1991, amends and restates that certain loan agreement between Borrower and Bank dated as of July 10, 1990 ("1990 Agreement"). To the extent this Agreement is the same as the 1990 Agreement, it shall be deemed to be a continuation thereof. To the extent this Agreement is different from the 1990 Agreement, it shall be deemed to be an amendment thereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

     UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE BANK AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE BANK TO BE ENFORCEABLE.

     Borrower hereby acknowledges receipt of a copy of this Agreement.


                              ELMER'S RESTAURANT, INC.


                              By HERMAN GOLDBERG
                                 ----------------------------
                                        President



                              FIRST INTERSTATE BANK OF OREGON, N.A.


                              By xxx
                                 ----------------------------
                              Title Assistant Vice President
                                    -------------------------

                       EXHIBIT LIST FOR

                   ELMER'S RESTAURANT, INC.
                   ------------------------

              AMENDED AND RESTATED LOAN AGREEMENT
              -----------------------------------

EXHIBIT NO.                        DESCRIPTION
- -----------         -----------------------------------------

     A              Note I

     B              Note II

     C              Note III

     D              Security Agreement

     E              Short Form Easement and Subordination
                    [TPL-372]

     F              Continuing Unconditional Guaranty

     G              Permitted Liens

     H              Legal Opinion

                           EXHIBIT A

                        PROMISSORY NOTE
                        ---------------

$_________________                             Portland, Oregon
                                                  July 10, 1990

          FOR VALUE RECEIVED, the undersigned promises to pay in lawful money of the United States of America, to the order of FIRST INTERSTATE BANK OF OREGON, N.A. ("Bank"), at its Oregon Corporate Division ("OCD"), the principal sum of ______________________________________ Dollars ($___________),
together with interest thereon from the date of disbursement at the per annum interest rate of percent (_____%). Interest shall be computed on the outstanding principal amount on the basis of a 365-day or 366-day year, as applicable, and actual days elapsed.

          This Note shall be payable in equal, consecutive instalments of principal and interest of ___________________ Dollars ($___________), commencing August 1, 1990, and thereafter on the first (1st) day of each month until August 10, 1995 ("Maturity Date") when the aggregate unpaid principal amount of this Note, together with unpaid accrued interest thereon, shall be due and payable in full.

          In any Loan Year (as defined in the Loan Agreement), undersigned may, on any instalment payment date, prepay without premium or penalty on a non-cumulative basis up to ten percent (10.0%) of the balance of the Note outstanding at the beginning of the Loan Year in which the prepayment is made. In addition, undersigned may on any instalment payment date prepay the Note in whole or in part, subject to payment of the fee provided for in Section 2.4(b) of the Loan Agreement. Any prepayment shall include payment of interest accrued to the date of prepayment on the amount prepaid and shall be applied to the most remotely maturing principal instalments.

          All payments shall be made directly to Bank, and the final payment shall be made in immediately available funds.
All payments hereunder shall be applied first to interest, then to principal. If the amount paid in any instalment be less than the accrued interest then due, the excess of interest shall be added to and become part of the principal, and interest shall be charged thereon to the extent permitted by applicable laws.

          Upon the occurrence of an Event of Default (as defined in the Loan Agreement), then, at the option of the holder of this Note, upon prior written notice, the entire indebtedness represented hereby shall immediately become due and payable. Failure or delay of the holder to exercise this option shall not constitute a waiver of the right to exercise the same in the event of subsequent default, or in the event of continuance of any existing default after demand for the performance of the terms hereof.

          Undersigned shall pay upon demand any and all expenses, including reasonable attorneys' fees, incurred or paid by the holder of this Note after the occurrence of an Event of Default (or an event which, with the giving of notice or lapse of time, or both, would become an Event of Default) and so long as such event is continuing, without suit or action in attempting to collect funds due under this Note. In the event an action is instituted in connection with the collection of this Note, the prevailing party shall be entitled to recover, at trial or on appeal, such sums as the court may adjudge reasonable as attorneys' fees, in addition to costs and necessary disbursements.

          All parties to this Note hereby waive presentment, dishonor, notice of dishonor, and protest. All parties hereto hereby consent to, and the holder hereof is hereby expressly authorized to make, without notice, any and all renewals, extensions, modifications or waivers of the time for or the terms of payment of any sum or sums due hereunder, or under any documents or instruments relating to or securing this Note, or of the performance of any covenants, conditions or agreements hereof or thereof, or the taking or release of collateral securing this Note. The liability of all parties on this Note shall not be discharged by any action consented to above taken by any holder of this Note.

          This Note is made with reference to, and is to be construed in accordance with, the laws of the State of Oregon.

          This Note is subject to the terms and conditions of that certain loan agreement dated as of July 10, 1990, between the undersigned and Bank, as amended from time to time ("Loan Agreement"), and the repayment of this Note is guaranteed by the Subsidiaries (as defined in the Loan Agreement) of the undersigned and is secured by the collateral described in the Security Agreements (as defined in the Loan Agreement) dated the date hereof and executed by the undersigned and the Subsidiaries.

                              ELMER'S RESTAURANT, INC.


                              By ______________________________
                                        President

                           EXHIBIT B

                        PROMISSORY NOTE
                        ---------------

                                               Portland, Oregon
                                                   June 7, 1991

          FOR VALUE RECEIVED, the undersigned promises to pay in lawful money of the United States of America, to the order of FIRST INTERSTATE BANK OF OREGON, N.A. ("Bank"), at its Oregon Corporate Division ("OCD"), the principal sum of Two Hundred Twenty Thousand and No/100 Dollars ($220,000.00), or so much thereof as shall have been advanced by Bank to undersigned and not repaid, together with interest thereon from the date of each advance at the per annum interest rate set forth in the Loan Agreement (as hereinafter defined). Principal and interest shall be payable as set forth in the Loan Agreement.

          This Note may be prepaid, at any time and from time to time, in whole or in part, without penalty or premium. Any prepayment shall include interest accrued to the date of prepayment on the amount prepaid. Any prepayment shall be applied to the most remotely maturing principal instalment(s).

          All payments shall be made directly to Bank, and all payments shall be made in immediately available funds. All payments hereunder shall be applied first to interest, then to principal. If the amount paid in any instalment be less than the accrued interest then due, the excess of interest shall be added to and become part of the principal, and interest shall be charged thereon to the extent permitted by applicable laws.

          This Note is given to avoid the execution by undersigned of an individual note for each advance by Bank to undersigned under Section 2.1(b) of the Loan Agreement. In consideration thereof, undersigned agrees that Bank's record entries of transactions pursuant to this Note, together with Bank's written advice of charges, shall be presumptive evidence of borrowings, charges, and payments made pursuant hereto.

          Upon the occurrence of an Event of Default (as defined in the Loan Agreement), then, at the option of the holder of this Note, without prior notice, the entire indebtedness represented hereby shall immediately become due and payable. Failure or delay of the holder to exercise this option shall not constitute a waiver of the right to exercise the same in the event of subsequent default, or in the event of continuance of any existing default after demand for the performance of the terms hereof.

          Undersigned shall pay upon demand any and all expenses, including reasonable attorneys' fees, incurred or paid by the holder of this Note without suit or action in attempting to collect funds due under this Note. In the event an action is instituted in connection with the collection of this Note, the prevailing party shall be entitled to recover, at trial or on appeal, such sums as the court may adjudge reasonable as attorneys' fees, in addition to costs and necessary disbursements.

          All parties to this Note hereby waive presentment, dishonor, notice of dishonor, and protest. All parties hereto hereby consent to, and the holder hereof is hereby expressly authorized to make, without notice, any and all renewals, extensions, modifications or waivers of the time for or the terms of payment of any sum or sums due hereunder, or under any documents or instruments relating to or securing this Note, or of the performance of any covenants, conditions or agreements hereof or thereof, or the taking or release of collateral securing this Note. The liability of all parties on this Note shall not be discharged by any action consented to above taken by any holder of this Note.

          This Note is made with reference to, and is to be construed in accordance with, the laws of the State of Oregon.

          This Note is subject to the terms and conditions of that certain amended and restated loan agreement dated as of June 7, 1991, between the undersigned and Bank, as amended from time to time ("Loan Agreement").

     UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE BANK AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE BANK TO BE ENFORCEABLE.

     Borrower hereby acknowledges receipt of a copy of this Note.

                              ELMER'S RESTAURANTS, INC.


                              By ______________________________

                              Title ___________________________

                           EXHIBIT C

                        PROMISSORY NOTE
                        ---------------
                                               Portland, Oregon
                                             ____________, 1991

          FOR VALUE RECEIVED, the undersigned promises to pay in lawful money of the United States of America, to the order of FIRST INTERSTATE BANK OF OREGON, N.A. ("Bank"), at its Oregon Corporate Division ("OCD") the principal sum of ___________________________ ___________________________ Dollars
($____________), together with interest thereon from the date hereof at the of _______________ percent (_____%) per annum. Interest shall be computed on the outstanding principal amount on the basis of a 365-day or 366-day year, as applicable, and actual days elapsed.

          This Note shall be payable in equal, consecutive instalments of principal and interest of ____________________ ___________________________ Dollars ($___________) commencing
_________ 1, 1991, and thereafter on the first (1st) day of each month until __________ 1, 1993 ("Maturity Date") when the aggregate unpaid principal amount of this Note, together with unpaid accrued interest thereon, shall be due and payable in full.

          This Note may be prepaid, at any time and from time to time, in whole or in part, without penalty or premium. Any prepayment shall include interest accrued to the date of prepayment on the amount prepaid. Any prepayment shall be applied to the most remotely maturing principal instalment(s).

          All payments shall be made directly to Bank, and the final payment shall be made in immediately available funds.
All payments hereunder shall be applied first to interest, then to principal. If the amount paid in any instalment be less than the accrued interest then due, the excess of interest shall be added to and become part of the principal, and interest shall be charged thereon to the extent permitted by applicable laws.

          Upon the occurrence of an Event of Default (as defined in the Loan Agreement), then, at the option of the holder of this Note, without prior notice, the entire indebtedness represented hereby shall immediately become due and payable. Failure or delay of the holder to exercise this option shall not constitute a waiver of the right to exercise the same in the event of subsequent default, or in the event of continuance of any existing default after demand for the performance of the terms hereof.

          Undersigned shall pay upon demand any and all expenses, including reasonable attorneys' fees, incurred or paid by the holder of this Note without suit or action in attempting to collect funds due under this Note. In the event an action is instituted in connection with the collection of this Note, the prevailing party shall be entitled to recover, at trial or on appeal, such sums as the court may adjudge reasonable as attorneys' fees, in addition to costs and necessary disbursements.

          All parties to this Note hereby waive presentment, dishonor, notice of dishonor, and protest. All parties hereto hereby consent to, and the holder hereof is hereby expressly authorized to make, without notice, any and all renewals, extensions, modifications or waivers of the time for or the terms of payment of any sum or sums due hereunder, or under any documents or instruments relating to or securing this Note, or of the performance of any covenants, conditions or agreements hereof or thereof, or the taking or release of collateral securing this Note. The liability of all parties on this Note shall not be discharged by any action consented to above taken by any holder of this Note.

          This Note is made with reference to, and is to be construed in accordance with, the laws of the State of Oregon.

          This Note is subject to the terms and conditions of that certain amended and restated loan agreement dated as of June 7, 1991, between the undersigned and Bank, as amended from time to time ("Loan Agreement").

     UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE BANK AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE BANK TO BE ENFORCEABLE.


     Borrower hereby acknowledges receipt of a copy of this Note.


                              ELMER'S RESTAURANTS, INC.


                              By ______________________________
                              Title ___________________________

                           EXHIBIT D

                      SECURITY AGREEMENT
                      ------------------

                                                  July 10, 1990

     1.   _________________________________________ ("Company")
                              [Name]

  of 11802 S.E. Stark, P.O. Box 16595, Portland, Oregon 97216
- ---------------------------------------------------------------
                           [Address]

hereby grants to FIRST INTERSTATE BANK OF OREGON, N.A.
("Bank"), to secure payment and performance of all Liabilities to Bank, a security interest in the following described personal property:

          1.1 All accounts of Company, now existing or hereafter arising;

          1.2 All general intangibles of Company, now existing or hereafter arising;

          1.3  All inventory of Company now or hereafter held;

          1.4 All equipment of Company (including but not limited to fixtures) now or hereafter held;

          1.5 All instruments, documents of title, policies and certificates of insurance, or chattel paper now or hereafter owned by Company or in which it now has or may hereafter have an interest;

          1.6 Deposits or cash now existing or hereafter acquired which are now or may hereafter be in the possession of Bank;

          1.7  Proceeds and products of all of the foregoing.

     2.   As herein used:

          2.1 "Collateral" means all property of Company in which Bank now has, by this agreement acquires or hereafter acquires, a security interest.

          2.2 "Liabilities" mean any and all liabilities of Company to Bank under the Loan Agreement [any and all liabilities of Company to pay any amounts pursuant to its Guaranty (as such term is defined in the Loan Agreement) and any and all liabilities of Elmer's Restaurants, Inc.

("Elmer's") under the Loan Agreement]. "Liabilities" include obligations to perform acts and refrain from taking action, as well as obligations to pay money.

          2.3 "Loan Agreement" means that certain loan agreement dated as of July 10, 1990, between Bank and Elmer's, as amended from time to time.

          2.4 Terms used in this agreement which are not herein defined and which are defined in the Loan Agreement or Uniform Commercial Code of Oregon, as the case may be, shall have the meaning therein set forth.

     3.   Company represents and warrants:

          3.1 Company is a corporation, duly organized and existing under the laws of the state of its incorporation, and is duly qualified in every state in which it is doing business, except where the failure to be so qualified and in good standing has and will have no material adverse effect on Borrower and its Subsidiaries, taken as a whole.

          3.2 The execution, delivery and performance hereof are within Company's corporate powers, and have been duly authorized and are not in contravention of law or the terms of Company's charter, by laws or other incorporation papers, or of any undertaking to which Company is a party or by which it is bound.

          3.3 Except for Permitted Liens, Company is, and as to Collateral acquired after the date hereof, Company shall and (except as permitted hereunder) will be the owner of such Collateral free from any lien, security interest, encumbrance or other right, title or interest of any other person, firm or corporation, and Company shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to Bank.

          3.4 Except for filings with respect to Permitted Liens (and prior to payment thereof, certain filings securing obligations being paid with the proceeds of the Loan),
(a) there is no financing statement now on file in any public office (other than any such financing statement for which a UCC termination statement has been duly executed and delivered to
Bank) covering any Collateral subject to the security of Bank herein, or intended so to be, or in which Company is named as or signs as a debtor or consignee, and (b) so long as Company [or Elmer's] has any Liabilities to Bank or any credit from Bank to Company [Elmer's] is available to Company [Elmer's], Company will not execute and there will not be on file in any public office any financing statements, except the financing statement filed or to be filed with respect to the security interest hereby granted to Bank.

          3.5 Company shall give Bank written notice of the location of each place of business it has, and of its chief executive office if it has more than one place of business. Except as such notice is given, Company's chief executive office and only place of business shall be at Company's address as it appears at the beginning of this agreement.

     4. As often as Bank may reasonably require, and insofar as Collateral consist of accounts or general intangibles Company shall deliver to Bank schedules of Company's accounts and general intangibles, including therein such information as Bank may reasonably require which may include, but not be limited to, names and addresses of account debtors and aging of individual accounts and general intangibles. Also, as often as Bank may reasonably require, and insofar as Collateral consist of inventory or equipment Company shall deliver to Bank such lists, descriptions and designations of inventory and equipment as Bank may reasonably require to identify the nature, extent and location of Company's inventory and equipment. Such information shall be submitted for Company and each of its subsidiaries or related companies.

     5. Company shall upon reasonable notice at all reasonable times and from time to time allow Bank, by or through any of its officers, agents, attorneys or accountants, to examine, inspect or make extracts from Company's books and records and to arrange for verification of Collateral, under reasonable procedures, directly with account debtors or by other methods; and shall furnish to Bank upon reasonable request additional statements of any Collateral, together with all notes or other papers evidencing the same and any guaranty, securities or other documents or information relating thereto; and shall do, make, execute and deliver all such additional and further acts, things, assurances and instruments as Bank may require more completely to vest in and assure to Bank its rights hereunder or in any Collateral.

     6. To the extent applicable, the Uniform Commercial Code of Oregon shall govern security interests provided for herein. In connection therewith, Company shall take such steps and execute and deliver such financing statements and other papers as Bank may from time to time request. Construction, validity and performance of this agreement shall, to the extent permissible, be governed by the law of Oregon. If, by reason of location of Collateral or otherwise, the creation, validity or perfection of security interests provided for herein are governed by the law or a jurisdiction other than Oregon, Company shall take such steps and execute and deliver such papers as Bank may from time to time reasonably request to comply with such law. Company agrees that a carbon, photocopy or other reproduction of this security agreement or any financing statement executed by Company pursuant to this agreement is sufficient as a financing statement.

     7. Insofar as collateral consists of inventory, Company may not sell inventory except as herein provided. While Company is not in default hereunder, and insofar as Collateral consists of inventory, Company may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Company's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Insofar as Collateral consists of accounts or general intangibles and until Bank requests that account debtors on Collateral be notified of Bank's security interest, Company shall continue to collect proceeds thereof. After the occurrence of an Event of Default and so long as such event is continuing, Company shall, at the request of Bank, hold the proceeds received from collection in trust for Bank without commingling the same with other funds of Company and shall turn the same over to Bank immediately upon receipt in the identical form received. Insofar as Collateral consists of accounts or general intangibles, at any time after the occurrence of an Event of Default and so long as such event is continuing, Company shall, at the request of Bank, notify account debtors of the security interest of Bank in Collateral and Bank may itself at any time so notify account debtors. In the event account debtors should thereafter pay Company, even though directed to pay Bank, Company shall hold the proceeds received in trust for Bank without commingling the same with other funds of Company and shall turn the same over to Bank immediately upon receipt in the identical form received. Insofar as Collateral consists of deposits or cash and no Event of Default has occurred and is continuing, Company may withdraw such Collateral at any time for use in the ordinary course of business and as otherwise permitted in the Loan Agreement.

     8. Company shall maintain Company's equipment in good condition and repair and preserve the same against waste, loss, damage or depreciation in value other than by reasonable wear. Bank may upon reasonable notice enter any premises in which any equipment may be kept at any reasonable time for the purpose of inspecting the same. Insofar as Collateral consists of equipment, Company shall not sell or offer to sell or otherwise transfer or dispose of equipment or any part thereof or any interest therein if such equipment is being replaced or is obsolete and only if the aggregate value of equipment involved in such transactions is not material. Company shall not permit any use of any of the equipment in violation of any law or ordinance. Insofar as Collateral consists of equipment, Company shall not, without the prior written consent of Bank (which consent shall be given upon the due execution by Company of appropriate UCC financing statements or similar security filings for any new jurisdiction), cause or permit Company's equipment or any part thereof to be taken outside the state of Oregon or the states in which it is currently doing business or to be used for hire or under lease. Company shall pay promptly when due all taxes, license fees and governmental rates and charges upon or relating to any of the equipment or its use.
At its option, Bank may discharge taxes, liens, security interests or other encumbrances upon any of the equipment and may incur expense for maintenance and preservation of the equipment. Company agrees to pay to Bank upon demand, all sums incurred or paid for any of said purposes with interest from the date on which the same were incurred to the date of payment at the highest rate of any indebtedness of Company to Bank secured hereby. Payment thereof is secured by Collateral.

     9. Insofar as Collateral consists of inventory or equipment, Company agrees to maintain insurance at all times with respect to all inventory and equipment against risks of fire (including so-called extended coverage), theft, sprinkler leakage and other risks as Bank may reasonably require and, containing such terms, in such form and for such periods as is customary by corporations similarly situated and written by such companies as may be reasonably satisfactory to Bank, such insurance to be payable to Bank and Company as their interests may appear. All such policies of insurance shall provide for thirty (30) days' written minimum cancellation notice to Bank and at the request of Bank shall be delivered to and held by it. In the event of failure to provide insurance as herein provided, Bank may, at Bank's option, provide such insurance and Company shall pay to Bank, on demand, the cost thereof, together with interest thereon at the highest rate of any indebtedness of Company to Bank secured hereby. Payment thereof is secured by Collateral.

     10. Company shall notify Bank of cases involving the return, rejection, repossession, loss or damage of or to Collateral or of any request for credit or adjustment or of any other dispute arising with respect to Collateral if such return, rejection, repossession, loss, damage or request in the aggregate involve a material amount; and generally of all happenings and events materially affecting Collateral or the value or amount thereof.

     11. Any or all of the Liabilities shall, at Bank's option, be immediately due and payable without notice or demand upon the occurrence of any of the following events of default
("Events of Default"):  (a) an Event of Default under the Loan

Agreement; (b) the making by Company of any material misrepresentation to Bank in connection with the Loan Agreement or herewith; (c) breach of any of the terms hereof which breach is not cured within thirty (30) days of written notice from Bank of such breach.

     12. Upon the occurrence of any of the above events of default and at any time thereafter (such default not having previously been cured), Bank shall have, in addition to all other rights and remedies, the remedies of a secured party under the Uniform Commercial Code of Oregon (regardless of whether the Code has been enacted in the jurisdiction where rights or remedies are asserted) including, without limitation, the rights set forth in this Section 12, the right to require Company to assemble the Collateral and make it available to Bank at a place to be designated by Bank which is reasonably convenient to both parties, and the right to take possession of the Collateral, and for that purpose Bank may, so far as Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Bank shall give to Company reasonable prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Company agrees that five days' notice is reasonable notice. Bank may at any time in its discretion, transfer any securities or other property constituting Collateral into its own name or that of its nominee and receive the income thereon and hold the same as security for Liabilities or apply it on principal or interest due on Liabilities in such order of preference as Bank may determine. Insofar as Collateral shall consist of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action or the like, Bank may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon Collateral as Bank may determine, whether or not Liabilities or Collateral are then due, and for the purpose of realizing Bank's rights therein, Bank may receive, open and dispose of mail addressed to Company and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage or any form of Collateral on behalf of or in the name of Company.

     13. Any and all deposits or other sums at any time credited by or due from Bank to Company shall at all times constitute security for any and all Liabilities and upon the occurrence of any of the above events of default Bank may apply or set off such deposits or other sums against Liabilities without notice and whether or not other Collateral is considered by Bank to be adequate. If any process is issued or ordered to be served on Bank seeking to seize Company's rights and interests in any such deposits or other sums, the balance thereof shall immediately be deemed to have been and shall be set off against any and all Liabilities, as of the time of issuance of any such writ or process, whether or not Company or Bank shall then have been served therewith.

     14. Except as required herein or in the Loan Agreement, Company waives demand, notice, protest, notice of acceptance of this agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demand and notices of any description. With respect both to Liabilities and Collateral, Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Bank may deem advisable. Bank shall have no duty as to the collection or protection of Collateral or any income thereon, nor as to the preservation of rights pertaining thereto beyond the safe custody thereof.
Bank may exercise its rights with respect to Collateral without resorting to or regard to other Collateral or sources of reimbursement for Liabilities. Bank shall not be deemed to have waived any of its rights upon or under Liabilities or Collateral unless such waiver be in writing and signed by Bank. No delay or omission on the part of Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of Bank on Liabilities or Collateral whether evidenced hereby or by any other instrument or papers shall be cumulative and may be exercised singularly or concurrently.

     15. Company shall pay to Bank on demand any and all taxes, charges and expenses of every kind and description, including reasonable attorney fees incurred without suit or action after the occurrence of an Event of Default (or event which, with the giving of notice or lapse of time, or both, would become an Event of Default) and so long as such event is continuing, paid or incurred by Bank under or with respect to Liabilities or Collateral, collection or realization of Liabilities or in protecting or enforcing its rights upon or under Liabilities or Collateral or this agreement, or in taking, holding, preparing for sale and selling any of the Collateral. In the event an action is instituted in connection herewith, the prevailing party shall be entitled to recover, at trial or on appeal, such sums as the court may adjudge reasonable as attorneys' fees, in addition to costs and necessary disbursements. Payment thereof is secured by Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of Collateral shall be applied to the payment of principal or interest on Liabilities in such order of preference as Bank may determine.


     16. (a) Except as otherwise expressly provided herein, any communications between the parties hereto or notices to be given hereunder shall be given in writing by personal delivery, telex, telecopier, or mailing the same, postage prepaid, to Bank at its East Portland Corporate Banking Center, 612 S.E. Morrison, Portland, Oregon 97214, and to Company at 11802 S.E. Stark, P.O. Box 16595, Portland, Oregon 97216, or to such other addresses as either party may hereafter indicate pursuant to this Section 16(a).

          Any communication or notice so addressed and mailed shall be deemed to be given three (3) days after mailing. Any communication or notice otherwise delivered shall be deemed to be given when answered-back if telexed, when receipt is acknowledged if telecopied, or upon delivery.

          (b) If at any time or times by assignment or otherwise Bank transfers any Liability and Collateral therefor, such transfer shall carry with it Bank's powers and rights under this agreement with respect to the Liability and Collateral transferred and the transferee shall become vested with said powers and rights whether or not they are specifically referred to in the transfer. If and to the extent Bank retains any other Liability or Collateral, Bank will continue to have the rights and powers herein set forth with respect thereto.

     UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE BANK AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE COMPANY'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE BANK TO BE ENFORCEABLE.

          Company hereby acknowledges receipt of a copy of this Agreement.


                              _________________________________

                              By_______________________________
                                        President

                               EXHIBIT E

                 SHORT FORM EASEMENT AND SUBORDINATION
         (Supporting a Security Interest in Personal Property)

_________________________________________________________, hereinafter
                    SELLER-BANK

called Secured Party, has acquired or expects to acquire from _____________________________________________________________________,
                         BUYER-BORROWER

hereinafter called Debtor, a security interest in personal property that may be affixed or otherwise situate upon lands or premises occupied by Debtor in _____________________________,
                                                  COUNTY
___________________________,
          STATE

described as follows:





To induce Secured Party to extend credit to Debtor against such security interest in personal property and for other valuable consideration, ______________________________________________________,
               OWNER OR MORTGAGEE OF ABOVE DESCRIBED LANDS OR PREMISES

hereinafter called Undersigned hereby consents to Secured Party's security interest in such property and disclaims any interest in such property and grants to Secured Party, his assigns and successors in interest the right to enter upon the above described lands for the purposes of removing therefrom personal property in which a security interest is held.

The right hereby granted shall continue until a reasonable time after the Secured Party, his assigns and successors in interest shall have received notice in writing from the Undersigned, his assigns or successors in interest, that Debtor is not in lawful possession of the lands or premises.

The Undersigned agrees that any lien he might now or hereafter have in said personal property shall be subject to the security interest granted by the Debtor to the Secured Party and subject also to the rights herein granted by the Undersigned to the Secured Party, his assigns and successors in interest.

In the construction of this agreement, the masculine pronoun shall be deemed to include the feminine and neuter and the singular shall include the plural as the circumstances may require.

Dated this _____ day of ________________, 19__.



                              ____________________________________
                                      OWNER OR MORTGAGEE



                              ____________________________________
                                      OWNER OR MORTGAGEE

                           EXHIBIT F

               CONTINUING UNCONDITIONAL GUARANTY
               ---------------------------------


DATED ____________, 1991                    at Portland, Oregon

ELMER'S RESTAURANTS, INC.                            ("DEBTOR")
- -----------------------------------------------------

                                                  ("GUARANTOR")
- --------------------------------------------------

PRINCIPAL AMOUNT OF THIS GUARANTY _____________________________
____________________________________ Dollars ($_______________)


          IN CONSIDERATION of the granting of credit to the above-named Debtor by FIRST INTERSTATE BANK OF OREGON, N.A. (hereinafter called "Bank") and for other good and valuable consideration, Guarantor does hereby unconditionally guarantee to Bank, its successors and assigns, payment, when due, in lawful money of the United States of America, of all obligations of Debtor under that certain amended and restated loan agreement dated as of __________, 1991, between Debtor and Bank, as amended from time to time (the "Loan Agreement"). Guarantor agrees that upon any default of Debtor in payment of Debtor's Indebtedness to Bank or any part thereof when due, Guarantor will pay to Bank, upon demand, the entire amount of the Indebtedness of Debtor to the full extent of this Guaranty without any obligation on the part of Bank to endeavor to collect such Indebtedness from or proceed against Debtor or any surety, endorser or other guarantor or to liquidate any collateral then held by Bank securing payment of such Indebtedness.

          1.   Maximum Liability.  The liability of Guarantor
               -----------------
under this guaranty shall not exceed the Principal Amount set forth above, plus interest, and any costs, including attorney fees, that may be incurred in enforcing the payment of the Indebtedness of Debtor or with the collection or sale of any collateral held by the Bank securing payment of such Indebtedness whether or not suit or action is instituted.

          2.   "Indebtedness" defined.  The word Indebtedness
               ----------------------
as used herein means all obligations of Debtor to pay principal, interest, fees, expenses, and any other amounts pursuant to the Loan Agreement.

          3.   Obligations of and Payments by Debtor.  The
               -------------------------------------
Principal Amount of this Guaranty shall not operate as a restriction upon the amount of the Indebtedness of Debtor to

Bank, either in the aggregate or at any one time. Bank shall have and is hereby given the right and privilege to apply all sums of money or property which it may receive from Debtor, by setoff, or for Debtor's benefit, to the reduction or payment of any Indebtedness of Debtor in excess of the amount covered by this Guaranty, before any such amounts need be applied to the reduction of the liability of Guarantor created by virtue of this Guaranty.

          4.   Bank's Rights in Dealing with Debtor.
               ------------------------------------
Guarantor consents to any and all interest rate changes and modifications of terms and extensions of time for the payment of Debtor's Indebtedness to Bank, or any part thereof, or any renewals or modifications of instruments evidencing the Indebtedness or relating to collateral or security for the Indebtedness. Guarantor authorizes Bank, without notice or demand and without affecting his liability hereunder, from time to time to renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof. Bank may release any collateral given to Bank by Debtor, with or without substitution of new collateral, and Bank may release, agree not to sue, or choose not to proceed against the Debtor's sureties, endorsers or other guarantors without affecting the liability of Guarantor herein. Guarantor further waives: (a) presentment and demand for payment of any of the Indebtedness of Debtor; (b) protest and notice of dishonor or default with respect to any of the Indebtedness of Debtor; (c) all other notices to which he might otherwise be entitled; and (d) any demand for payment under this Guaranty.

          5.   Waiver of Acceptance of or Reliance on Guaranty.
               ----------------------------------------------
This Guaranty shall take effect when received by Bank without the necessity of any acceptance of the Guaranty by Bank or any reliance upon the Guaranty by Bank and Guarantor hereby waives any requirement of acceptance or reliance by Bank.

          6.   Bank's Rights in Dealing with Collateral of
               -------------------------------------------
Debtor.  On the nonpayment of the Indebtedness or any part
- ------
thereof, or on the default of Debtor in any other particular, Bank may, at its option and without in any manner affecting the liability of Guarantor herein, do any of the following: (a) choose not to endeavor to realize upon or liquidate any collateral then held by Bank; (b) sell at public or private sale, at such time and place, for such price, by such method or manner and upon such terms as it may deem reasonable, any collateral now or hereafter held by it; and (c) negotiate and compromise with Debtor, or any person, firm or corporation liable upon any collateral now or hereafter held by it. Guarantor further waives any right to notice of sale of collateral by Bank whether by public or private sale and further waives the right to object to the method, manner, time, place and terms of the sale of collateral or the collection of or realization on Debtor's accounts or general intangibles by Bank; provided that the foregoing waivers shall not impact the rights of the Guarantor, or the limitations upon Bank, under that certain Security Agreement of even date herewith from Guarantor to Bank.

          7.   Effect of Certain Events.  Without limiting the
               ------------------------
generality of any other provisions hereof, this Guaranty shall remain in full force and effect and shall not be in any way affected by nor shall Guarantor be exonerated or his liabilities and obligations discharged in whole or in part by any of the following events: (a) any merger, acquisition, consolidation or change in structure of Debtor or any sale, lease, transfer or other disposition of any or all of the assets or capital stock of Debtor; (b) any claim, defense, counterclaim or setoff which Debtor may have or assert other than the defense of payment; (c) any action by Bank which impairs collateral or limits any rights of Guarantor to seek subrogation, reimbursement, contribution or indemnity against, or recourse to, Debtor or any other person with respect to payments made by Guarantor pursuant to this Guaranty, including but not limited to any failure by Bank to perfect a security interest in any collateral or relating to Bank's custody and preservation of collateral.

          8.   Subordination of Guarantor's Rights Against
               -------------------------------------------
Debtor.  Guarantor irrevocably waives, disclaims and
- ------
relinquishes all claims against Debtor which Guarantor otherwise has or would have by virtue of having executed this Guaranty, specifically including but not limited to all rights of indemnity, contribution or exoneration. In the event of the payment by Guarantor to Bank of any amount whatsoever and the resultant subrogation of Guarantor to the rights of Bank by reason of such payment, the amount of the remaining Indebtedness of Debtor to Bank after the payment by Guarantor pursuant to this Guaranty shall have priority over any claim that Guarantor may have against Debtor, whether or not Debtor is at such time or thereafter becomes insolvent. Guarantor further expressly subordinates any claim against Debtor upon any account whatsoever to any claim that Bank may have against Debtor at any time and for any reason.

          9.   Guarantor's Familiarity with Debtor.  Guarantor
               -----------------------------------
is a wholly owned subsidiary of Debtor and is making this Guaranty at Debtor's request based solely on its familiarity with and independent investigation of Debtor's financial condition, affairs and circumstances and not in reliance upon any investigation or knowledge of Bank. Guarantor represents that it is fully aware of such conditions, affairs and circumstances and acknowledges that as between itself and Bank, it will have full responsibility to inform itself as to any changes in such condition, affairs and circumstances.
Guarantor hereby waives any duty on the part of Bank, and acknowledges that it is not relying upon and is not expecting Bank, to disclose to it any fact now or hereafter known by Bank relating to such condition, affairs or circumstances.

          10.  Enforceability of Guaranty Not Conditional.
               ------------------------------------------
The enforceability of this Guaranty is not conditioned upon any other person or entity also guarantying the payment of Debtor's Indebtedness to Bank or upon any other act to be performed by Bank other than the loan by Bank to Debtor pursuant to the terms of the Loan Agreement or any other person or entity as a condition to the full enforceability of this Guaranty.

          11.  Duration of Guaranty.  This Guaranty shall
               --------------------
continue in full force and effect until payment in full of all obligations of Debtor under the Loan Agreement.

          12.  Requirement of Writing.  Guarantor understands
               ----------------------
and agrees that this Guaranty cannot be waived, abandoned, terminated, released, or modified in any way by Bank except in writing signed by an authorized agent of Bank. Guarantor further understands and agrees that it cannot rely in any respect upon any oral statements or representations relating to this Guaranty and hereby warrants that it has not so relied.

          13.  Assignment of Guaranty.  Bank may assign this
               ----------------------
Guaranty and its rights hereunder shall be enforceable by any assignee of the Indebtedness herein guarantied.

          14.  Not Affected by Bankruptcy Code.  Guarantor
               -------------------------------
agrees Guaranty shall remain in full force and effect notwithstanding any action by or against Bank or concerning any collateral which is secured to Bank in connection with the Indebtedness of Debtor in any proceeding in the United States Bankruptcy Court including, but not limited to: (a) matters relating to valuation of collateral; (b) election or imposition of secured or unsecured claim status upon claims by Bank, or
(c) confirmation of any reorganization plan or other payment plan pursuant to any Chapter of the Bankruptcy Code. In the event any payment received upon this obligation and paid by any person or entity including Guarantor shall be deemed by final order of a court to have been a voidable preference under the bankruptcy laws of the United States, or a court otherwise declares that Bank is not entitled to retain any such payment for any reason, the obligation of Guarantor shall remain as an obligation due hereunder and shall not be considered as having been extinguished by said payment or payments notwithstanding any purported cancellation of this Guaranty by Bank or return of this Guaranty by Bank to Guarantor.

          15.  Existence of Other Guaranties.  Guarantor's
               -----------------------------
liability hereunder is several and is independent of any other guaranties given by Guarantor or any other party at any time with respect to all or any part of the Debtor's Indebtedness to Bank. Guarantor's liability hereunder may be enforced regardless of the existence of any such other guaranties. Such other guaranties, if any, also remain fully enforceable upon their own terms.

          16.  Bank's Right to Setoff.  Bank shall have a
               ----------------------
general lien on and security interest in and a right of setoff against all property of the Guarantor now or hereafter in Bank's possession or on deposit with Bank, whether held in a general or special account, or for safekeeping or otherwise, and such lien, security interest and right of setoff may be enforced or exercised without demand upon or notice to Guarantor.

          17.  Attorney Fees Recoverable.  In the event any
               -------------------------
suit or action is instituted to enforce or interpret any of the terms of this Guaranty, including any action or participation in or in connection with a case or proceeding under any Chapter of the Bankruptcy Code or any successor statute, the prevailing party shall be entitled to such sum as the court may adjudge reasonable as attorney fees in such suit, action or proceeding or upon any appeal from any judgment, order or decree entered therein. Whether or not any court action is involved, all reasonable attorney fees incurred by Bank after the occurrence of an "Event of Default" (as such term is defined in the Loan Agreement), or an event which, with the giving of notice or lapse of time, or both, would become an Event of Default, and so long as such event is continuing, that are necessary at any time in Bank's opinion for the protection of its interests or enforcement of its rights hereunder shall become a part of the indebtedness payable on demand.

          18.  Joint and Several Liability.  The word
               ---------------------------
"Guarantor" and the language of this Guaranty shall, where there is more than one Guarantor, be construed as plural and be binding jointly and severally upon all Guarantors. However, termination by a Guarantor pursuant to paragraph 11 above shall not affect the liability of any other Guarantor hereunder. Masculine pronouns include the feminine and neuter.

          19.  Severability.  If any provision of this Guaranty
               ------------
is declared invalid by any court, the remaining provisions of the Guaranty shall not be affected thereby and shall remain fully enforceable.

          20.  Death of Guarantor.  The death of Guarantor
               ------------------
shall not terminate liability hereunder and the Guaranty shall be binding upon Guarantor's heirs, devisees and personal representative. This Guaranty shall continue in full force and effect after Guarantor's death until terminated by a legal representative of Guarantor in accordance with paragraph 11 above.

          21.  Sole Agreement.  This writing is intended by the
               --------------
parties as a final and complete expression of this Guaranty Agreement. No prior course of dealing between the parties, no usage of trade, and no oral or extrinsic evidence of any nature shall be used to supplement or modify any term.

          22.  Governing Law and Jurisdiction.  This Guaranty
               ------------------------------
shall be construed and enforced according to the laws of the State of Oregon without regard to the principle of conflicts of laws. Any suit or action in regard to or arising out of the terms or conditions of this Guaranty shall be litigated in the state or federal courts situated in the State of Oregon and Guarantor hereby submits to the jurisdiction of these courts.

          23.  Reaffirmation of Security Agreement.  Guarantor
               -----------------------------------
hereby reaffirms the security agreement executed by Guarantor in favor of Bank securing Guarantor's obligations under this Guaranty and Debtor's obligations to Bank under the Loan Agreement, as amended on the date hereof or heretofore or hereafter.

          24.  Notice Pursuant to ORS 41.580.  UNDER OREGON
               -----------------------------
LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE BANK AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE BANK TO BE ENFORCEABLE.

          THE UNDERSIGNED HAS READ THIS GUARANTY.  IT
UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UNTIL TERMINATED IN
THE MANNER SET FORTH IN PARAGRAPH 11 ABOVE.



                              _________________________________
                                        Guarantor


                              _________________________________
                                        Guarantor

                     SEVENTH AMENDMENT TO
              AMENDED AND RESTATED LOAN AGREEMENT
              -----------------------------------

     THIS AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, made and entered into as of the 17th day of May, 1995, by and between FIRST INTERSTATE BANK OF OREGON, N.A (hereinafter referred to as "Bank"), and ELMER'S RESTAURANTS, INC., an Oregon corporation (hereinafter referred to as "Borrower").


                           RECITALS:

     The parties entered into an amended and restated loan agreement dated as of June 7, 1991 (as amended from time to time, "Agreement"), and the parties now desire to amend the Agreement as hereinafter provided. All capitalized terms used herein shall have the meanings specified in the Agreement.


     NOW, THEREFORE, the parties mutually agree as follows:

     1.   The Agreement is amended as follows:

          (a) Section 1 of the Agreement is amended and restated as follows:

          "1.  APPLICATION FOR AND PURPOSE OF LOANS

          Borrower has applied to Bank and now renews the application for financial accommodations (a) to refinance an existing secured term loan with Bank and to finance redemption of Borrower's common stock and working capital in the amount of One Hundred Thousand and No/100 Dollars ($100,000.00) (Loan I, as hereinafter defined), (b) to finance the purchase of ten (10) Fisher point of sale/cash register systems
     (Loan II, as hereinafter defined), (c) to finance the purchase of an aggregate of one hundred thousand
     (100,000) shares of Borrower's stock owned by Paul H.
     Welch and Jacqueline M. Welch (Loan III, as hereinafter defined, (d) to finance the remodeling and/or improvement of Borrower's restaurant in Boise, Idaho (Loan IV, as hereinafter defined), (e) to finance the remodeling and/or improvements of Borrower's restaurants in Medford, Oregon, Beaverton,
     Oregon, and Palm Springs, California (Loan V, as hereinafter defined), and (f) to finance the remodeling and/or improvements of Borrower's restaurants in Grants Pass, Oregon, Albany, Oregon, and Palm Springs, California (Loan VI as hereinafter defined)."

          (b) Section 2.1(a) of the Agreement is amended and restated as follows:

          2.1  (a)  Loan I
                    ------

                    (1)  Commitment.  Subject to Section
                         ----------
     4, on May 17, 1995, or such other date as Borrower and Bank may agree ("Closing Date I"), Bank agrees to make Loan I, subject to the terms, covenants and conditions hereinafter set forth, in the principal amount of One Million Three Hundred Nine Thousand Seven Hundred Seventy-eight and 21/100 Dollars ($1,309,778.21). Loan I shall be evidenced by a single promissory note substantially in the form of Exhibit A attached hereto and by this reference incorporated herein ("Note I").

                    (2)  Term.  Loan I shall commence on
                         ----
     Closing Date I and shall terminate on the fifth (5th) anniversary of Closing Date I ("Maturity Date I").

                    (3)  Interest Rate.  Loan I shall bear
                         -------------
     interest at the rate of three-quarters of one percent (0.75%) per annum above Bank's Prime Rate, fully floating. "Prime Rate" means Bank's publicly announced prime rate which is a base rate used to price some loans. It may not be the lowest rate at which Bank makes any loan. Each change in said rate is to become effective on the effective date of each change announced by Bank. Interest shall be computed on the outstanding principal amount on the basis of a 365-day or 366-day year, as applicable, and actual days elapsed.

                    (4)  Payments.  Loan I shall be
                         --------
     payable in equal, consecutive monthly installments of principal of Fifteen Thousand Five Hundred Ninety-two and 60/100 Dollars ($15,592.60), together with accrued and unpaid interest commencing June 10, 1995, and thereafter be due on the tenth (10th) day of each month until Maturity Date I when the aggregate unpaid principal amount, together with unpaid accrued interest thereon, shall be due and payable in full.

                    (5)  Prepayment.  Loan I can be
                         ----------
     prepaid by Borrower at any time, in whole or in part, without premium or penalty.

                    (6)  Loan Fee.  On or prior to Closing
                         --------
     Date I, Borrower shall pay to Bank a loan fee of Five
     Thousand and No/100 Dollars ($5,000.00).

Attached hereto and by this reference made a part hereof is a new Exhibit A.

          (c) Section 5.15 of the Agreement is amended and restated as follows:

          5.15 Debt Service Coverage Ratio.  On a consolidated
               ---------------------------
annual basis, maintain a Debt Service Coverage Ratio (as hereinafter defined) of at least 1.20 to 1.00. Said ratio shall be calculated as of the end of each fiscal year.

               'Debt Service Coverage Ratio' means the
     ratio of the sum of (a) net income, (b) depreciation,
     (c) amortization and (d) interest expense to the sum of (a) the prior year's current portion of long-term debt and (b) interest expense.

          (d) Section 6.3 of the Agreement is hereby amended to add the following clauses (i) and (j):

          (i) Liens securing debt of Borrower on a pari passu basis with the Loans hereunder.

          (j) The replacement, renewal or extension of any lien permitted by any of the foregoing clauses.

          (e) Section 6.6 of the Agreement is amended and restated as follows:

          "6.6  Capital Expenditures.  On a consolidated
                --------------------
     basis: (a) make or contract to make capital expenditures (other than acquisition of franchises) in an amount in excess of Five Hundred Thousand and No/100 Dollars ($500,000.00) in any fiscal year, excluding lease rentals; and (b) make franchise acquisitions aggregating more than Four Hundred Fifty Thousand and No/100 Dollars ($450,000.00) in any fiscal year (Borrower to submit to Bank prior to each such acquisition projections demonstrating compliance hereto, taking into account consummation of the acquisition); provided, however, that for the fiscal year ending March 31, 1995, the maximum capital expenditures (other than acquisition of franchises) permitted under this Section 6.6 shall be Six Hundred Thirty-five Thousand and No/100 Dollars ($635,000.00)."

          (f) Section 6.7 of the Agreement is amended and restated as follows:

          6.7  Ratio of Liabilities to Net Worth.  Permit
               ---------------------------------
     the ratio of total consolidated liabilities (excluding deferred income taxes) to consolidated Tangible Net Worth to exceed as of any fiscal quarter end the applicable ratio set forth below:

     For Quarters in Fiscal Year Ending:       Ratio
     ----------------------------------      ---------

               March 31, 1995                4.50:1.00
               March 31, 1996                4.25:1.00
               Thereafter                    4.00:1.00

          (g) Section 6.8 of the Agreement is amended and restated as follows:

          "6.8  Dividends.  Declare or pay, or set apart
                ---------
     any funds for the payment of any dividends (other than dividends payable in capital stock) on any shares of its capital stock, or apply any of its funds, property or assets to, or set apart any funds, property or assets for the purchase, redemption or other retirement of, or make any other distribution by reduction of capital or otherwise, in respect of any shares of its capital stock; provided, however, that Borrower may redeem its capital stock up to a maximum aggregate purchase price of Three Hundred Fifty and No/100 Dollars ($350,000.00) in any fiscal year."

          (h) The following new Section 9.10 shall be inserted in the Agreement:

          "9.10  First Interstate Arbitration Program.
                 ------------------------------------
     The parties agree that any dispute which arises between them shall be resolved in accordance with the First Interstate Arbitration Program which is set forth in
     Exhibit I attached hereto and by this reference made a part hereof."

     2. The obligation of Bank under this Seventh Amendment is subject to the condition that on or prior to May 17, 1995, there shall have been delivered to Bank, in form and substance satisfactory to Bank and its counsel:

          (a)  Corporate Documentation.  Such corporate
               -----------------------
documentation and certificates for or from Borrower and any Subsidiary as Bank shall require.

          (b)  Loan Documents.  A new Note I duly executed,
               --------------
which shall be included in the definition of "Loan Documents."

     3. Except as herein amended, each and all of the terms and provisions of the Agreement shall be and remain in full force and effect during the term thereof.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement, in duplicate, as of the date first hereinabove written.

     UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE BANK AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE BANK TO BE ENFORCEABLE.

     Borrower hereby acknowledges receipt of a copy of this Amendment.


ELMER'S RESTAURANTS, INC.          FIRST INTERSTATE BANK OF
                                   OREGON, N.A.


By HERMAN GOLDBERG                 By
   -------------------------       -----------------------
Title President                    Title Vice President
      ----------------------             -----------------

ACKNOWLEDGED:
- ------------

ELMER'S PANCAKE &
STEAKHOUSE, INC.


By HERMAN GOLDBERG
   ------------------------
Title President
      ---------------------
Date:  May 17, 1995

                      LIST OF ATTACHMENTS


                   ELMER'S RESTAURANTS, INC.
                   -------------------------

                     SEVENTH AMENDMENT TO
              AMENDED AND RESTATED LOAN AGREEMENT



EXHIBIT                            DESCRIPTION
- -------                            -----------

   A                Promissory Note (Note I)

   I                First Interstate Bank Arbitration Program

                           EXHIBIT A

                        PROMISSORY NOTE
                        ---------------

$1,309,778.21                                  Portland, Oregon
                                                   May __, 1995

          FOR VALUE RECEIVED, the undersigned promises to pay in lawful money of the United States of America, to the order of FIRST INTERSTATE BANK OF OREGON, N.A. ("Bank"), at its Eastside Commercial Banking Center ("ESCBC"), the principal sum of One Million Three Hundred Nine Thousand Seven Hundred Seventy-eight and 21/100 Dollars ($1,309,778.21), together with interest thereon from the date hereof at the rate of three-quarters of one percent (0.75%) per annum above Bank's Prime Rate, fully floating. "Prime Rate" means Bank's publicly announced prime rate which is a base rate used to price some loans. It may not be the lowest rate at which Bank makes any loan. Each change in said rate is to become effective on the effective date of each change announced by Bank. Interest shall be computed on the outstanding principal amount on the basis of a 365-day or 366-day year, as applicable, and actual days elapsed.

          This Note shall be payable in equal, consecutive monthly instalments of principal of Fifteen Thousand Five Hundred Ninety-two and 60/100 Dollars ($15,592.60), commencing June 10, 1995, and thereafter on the tenth (10th) day of each month until May 10, 2000 ("Maturity Date") when the aggregate unpaid principal amount of this Note, together with unpaid accrued interest thereon, shall be due and payable in full.

          This Note may be prepaid by the undersigned at any time, in whole or in party, without premium or penalty.

          All payments shall be made directly to Bank, and the final payment shall be made in immediately available funds.
All payments hereunder shall be applied first to interest, then to principal. If the amount paid in any instalment be less than the accrued interest then due, the excess of interest shall be added to and become part of the principal, and interest shall be charged thereon to the extent permitted by applicable laws.

          Upon the occurrence of an Event of Default (as defined in the Loan Agreement), then, at the option of the holder of this Note, upon prior written notice, the entire indebtedness represented hereby shall immediately become due and payable. Failure or delay of the holder to exercise this option shall not constitute a waiver of the right to exercise the same in the event of subsequent default, or in the event of continuance of any existing default after demand for the performance of the terms hereof.

          Undersigned shall pay upon demand any and all expenses, including reasonable attorneys' fees, incurred or paid by the holder of this Note after the occurrence of an Event of Default (or an event which, with the giving of notice or lapse of time, or both, would become an Event of Default) and so long as such event is continuing, without suit or action in attempting to collect funds due under this Note. In the event an action or arbitration is instituted in connection with the collection of this Note, the prevailing party shall be entitled to recover, at trial or on appeal or at arbitration, such sums as the court or arbitrator may adjudge reasonable as attorneys' fees, in addition to costs and necessary disbursements.

          All parties to this Note hereby waive presentment, dishonor, notice of dishonor, and protest. All parties hereto hereby consent to, and the holder hereof is hereby expressly authorized to make, without notice, any and all renewals, extensions, modifications or waivers of the time for or the terms of payment of any sum or sums due hereunder, or under any documents or instruments relating to or securing this Note, or of the performance of any covenants, conditions or agreements hereof or thereof, or the taking or release of collateral securing this Note. The liability of all parties on this Note shall not be discharged by any action consented to above taken by any holder of this Note.

          This Note is made with reference to, and is to be construed in accordance with, the laws of the State of Oregon.

          This Note is subject to the terms and conditions of that certain loan agreement dated as of June 7, 1991, between the undersigned and Bank, as amended from time to time ("Loan Agreement"), and the repayment of this Note is guaranteed by the Subsidiaries (as defined in the Loan Agreement) of the undersigned and is secured by the collateral described in the Security Agreements (as defined in the Loan Agreement) dated the date hereof and executed by the undersigned and the Subsidiaries.


                              ELMER'S RESTAURANT, INC.


                              By __________________________
                                        President

                           EXHIBIT I
                           ---------

           FIRST INTERSTATE BANK ARBITRATION PROGRAM
           -----------------------------------------

Binding Arbitration.
- -------------------

A.   Binding Arbitration.  Upon the demand of any party
     -------------------
("Party/Parties"), to a Document (as defined below), whether made before the institution of any judicial proceeding or not more than 60 days after service of a complaint, third party complaint, cross-claim or counterclaim or any answer thereto or any amendment to any of the above, any Dispute (as defined below) shall be resolved by binding arbitration in accordance with the terms of this Arbitration Program. A "Dispute" shall include any action, dispute, claim or controversy of any kind, whether founded in contract, tort, statutory or common law, equity, or otherwise, now existing or hereafter arising between any of the Parties arising out of, pertaining to or in connection with any agreement, document or instrument to which this Arbitration Program is attached or in which it appears or is referenced or any related agreements, documents, or instruments ("Documents"). Any Party who fails to submit to binding arbitration following a lawful demand by another Party shall bear all costs and expenses, including reasonable attorneys' fees, (including those incurred in any trial, bankruptcy proceeding or on appeal) incurred by the other Party in obtaining a stay of any pending judicial proceeding and compelling arbitration of any Dispute. The parties agree that any agreement, document or instrument which includes, attaches to or incorporates this Arbitration Program represents a transaction involving commerce as that term is used in the Federal Arbitration Act, ("FAA") Title 9 United States Code. THE PARTIES UNDERSTAND THAT BY THIS AGREEMENT THEY HAVE DECIDED THAT THEIR DISPUTES SHALL BE RESOLVED BY BINDING ARBITRATION RATHER THAN IN COURT, AND ONCE DECIDED BY ARBITRATION NO DISPUTE CAN LATER BE BROUGHT, FILED OR PURSUED IN COURT.

B.   Governing Rules.  Arbitrations conducted pursuant to this
     ---------------
Arbitration Program shall be administered by the American Arbitration Association ("AAA"), or other mutually agreeable administrator ("Administrator") in accordance with the terms of this Arbitration Program and the Commercial Arbitration Rules of the AAA. Proceedings hereunder shall be governed by the provisions of the FAA. The arbitrator(s) shall resolve all Disputes in accordance with the applicable substantive law designated in the Documents. Judgment upon any award rendered hereunder may be entered in any court having jurisdiction; provided, however that nothing herein shall be construed to be a waiver by any party that is a bank of the protections afforded pursuant to 12 U.S.C. 91 or any similar applicable state law.

C.   Preservation of Remedies.  No provision of, nor the
     ------------------------
exercise of any rights under, this arbitration clause shall limit the right of any Party to: (1) foreclose against any real or personal property collateral or other security, or obtain a personal or deficiency award; (2) exercise self-help remedies (including repossession and setoff rights); or (3) obtain provisional or ancillary remedies such as injunctive relief, sequestration, attachment, replevin, garnishment, or the appointment of a receiver from a court having jurisdiction. Such rights can be exercised at any time except to the extent such action is contrary to a final award or decision in any arbitration proceeding. The institution and maintenance of an action as described above shall not constitute a waiver of the right of any Party to submit the Dispute to arbitration, nor render inapplicable the compulsory arbitration provisions hereof. Any claim or Dispute related to exercise of any self-help, auxiliary or other rights under this paragraph shall be a Dispute hereunder.

D.   Arbitrator Powers and Qualifications; Awards.  The Parties
     --------------------------------------------
agree to select a neutral "qualified" arbitrator or a panel of three "qualified" arbitrators to resolve any Dispute hereunder. "Qualified" means a practicing attorney, with not less than 10 years practice in commercial law, licensed to practice in the state of the applicable substantive law designated in the Documents. A Dispute in which the claims or amounts in controversy do not exceed $500,000.00, shall be decided by a single arbitrator. A single arbitrator shall have authority to render an award up to but not to exceed $500,000.00 including all damages of any kind whatsoever, costs, fees, attorneys' fees and expenses. Submission to a single arbitrator shall be a waiver of all Parties' claims to recover more than $500,000.00. A Dispute involving claims or amounts in controversy exceeding $500,000.00 shall be decided by a majority vote of a panel of three qualified arbitrators. The arbitrator(s) shall be empowered to, at the written request of any Party in any Dispute, 1) to consolidate in a single proceeding any multiple party claims that are substantially identical or based upon the same underlying transaction; 2) to consolidate any claims and Disputes between other Parties which arise out of or relate to the subject matter hereof, including all claims by or against borrowers, guarantors, sureties and or owners of collateral; and 3) to administer multiple arbitration claims as class actions in accordance with Rule 23 of the Federal Rules of Civil Procedure. In any consolidated proceeding the first arbitrator(s) selected in any proceeding shall conduct the consolidated proceeding unless disqualified due to conflict of interest. The arbitrator(s) shall be empowered to resolve any dispute regarding the terms of this arbitration clause, including questions about the arbitrability of any Dispute, but shall have no power to change or alter the terms of this Arbitration Program. The prevailing Party in any Dispute shall be entitled to recover its reasonable attorneys' fees in any arbitration, and the arbitrator(s) shall have the power to award such fees. The award of the arbitrator(s) shall be in writing and shall set forth the factual and legal basis for the award.

E.   Miscellaneous.  All statutes of limitation applicable to
     -------------
any Dispute shall apply to any proceeding in accordance with this arbitration clause. The Parties agree, to the maximum extent practicable, to take any action necessary to conclude an arbitration hereunder within 180 days of the filing of a Dispute with the Administrator. The arbitrator(s) shall be empowered to impose sanctions for any Party's failure to proceed within the times established herein. Arbitrations shall be conducted in the state of the applicable substantive law designated in the Documents. The provisions of this Arbitration Program shall survive any termination, amendment, or expiration hereof or of the Documents unless the Parties otherwise expressly agree in writing. Each Party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information required in the ordinary course of business of the Parties or as required by applicable law or regulation. If any provision of this Arbitration Program is declared invalid by any court, the remaining provisions shall not be affected thereby and shall remain fully enforceable.

                        PROMISSORY NOTE
                        ---------------

$1,309,778.21                                  Portland, Oregon
                                                   May __, 1995

          FOR VALUE RECEIVED, the undersigned promises to pay in lawful money of the United States of America, to the order of FIRST INTERSTATE BANK OF OREGON, N.A. ("Bank"), at its Eastside Commercial Banking Center ("ESCBC"), the principal sum of One Million Three Hundred Nine Thousand Seven Hundred Seventy-eight and 21/100 Dollars ($1,309,778.21), together with interest thereon from the date hereof at the rate of three-quarters of one percent (0.75%) per annum above Bank's Prime Rate, fully floating. "Prime Rate" means Bank's publicly announced prime rate which is a base rate used to price some loans. It may not be the lowest rate at which Bank makes any loan. Each change in said rate is to become effective on the effective date of each change announced by Bank. Interest shall be computed on the outstanding principal amount on the basis of a 365-day or 366-day year, as applicable, and actual days elapsed.

          This Note shall be payable in equal, consecutive monthly instalments of principal of Fifteen Thousand Five Hundred Ninety-two and 60/100 Dollars ($15,592.60), commencing June 10, 1995, and thereafter on the tenth (10th) day of each month until May 10, 2000 ("Maturity Date") when the aggregate unpaid principal amount of this Note, together with unpaid accrued interest thereon, shall be due and payable in full.

          This Note may be prepaid by the undersigned at any time, in whole or in party, without premium or penalty.

          All payments shall be made directly to Bank, and the final payment shall be made in immediately available funds.
All payments hereunder shall be applied first to interest, then to principal. If the amount paid in any instalment be less than the accrued interest then due, the excess of interest shall be added to and become part of the principal, and interest shall be charged thereon to the extent permitted by applicable laws.

          Upon the occurrence of an Event of Default (as defined in the Loan Agreement), then, at the option of the holder of this Note, upon prior written notice, the entire indebtedness represented hereby shall immediately become due and payable. Failure or delay of the holder to exercise this option shall not constitute a waiver of the right to exercise the same in the event of subsequent default, or in the event of continuance of any existing default after demand for the performance of the terms hereof.

          Undersigned shall pay upon demand any and all expenses, including reasonable attorneys' fees, incurred or paid by the holder of this Note after the occurrence of an Event of Default (or an event which, with the giving of notice or lapse of time, or both, would become an Event of Default) and so long as such event is continuing, without suit or action in attempting to collect funds due under this Note. In the event an action or arbitration is instituted in connection with the collection of this Note, the prevailing party shall be entitled to recover, at trial or on appeal or at arbitration, such sums as the court or arbitrator may adjudge reasonable as attorneys' fees, in addition to costs and necessary disbursements.

          All parties to this Note hereby waive presentment, dishonor, notice of dishonor, and protest. All parties hereto hereby consent to, and the holder hereof is hereby expressly authorized to make, without notice, any and all renewals, extensions, modifications or waivers of the time for or the terms of payment of any sum or sums due hereunder, or under any documents or instruments relating to or securing this Note, or of the performance of any covenants, conditions or agreements hereof or thereof, or the taking or release of collateral securing this Note. The liability of all parties on this Note shall not be discharged by any action consented to above taken by any holder of this Note.

          This Note is made with reference to, and is to be construed in accordance with, the laws of the State of Oregon.

          This Note is subject to the terms and conditions of that certain loan agreement dated as of June 7, 1991, between the undersigned and Bank, as amended from time to time ("Loan Agreement"), and the repayment of this Note is guaranteed by the Subsidiaries (as defined in the Loan Agreement) of the undersigned and is secured by the collateral described in the Security Agreements (as defined in the Loan Agreement) dated the date hereof and executed by the undersigned and the Subsidiaries.


                              ELMER'S RESTAURANT, INC.


                              By HERMAN GOLDBERG
                                 ----------------------------
                                        President